VANGUARD(R) UTITLIES INCOME FUND

ANNUAL REPORT

[PHOTO OF SHIP]

JANUARY 31, 2001

[THE VANGUARD GROUP(R)LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Utilities Income Fund earned 7.1% during the 12 months ended January 31, 2001, outpacing the return of its average peer mutual fund and the overall stock market, but lagging that of its primary benchmark index.

* Electric utilities and natural gas distributors led the utilities sector during the period. Telecommunications stocks declined sharply.

* Since the fund's inception in 1992, it has provided an average annual return of 12.3%, matching its peer group average.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Report on After-Tax Returns

12 Financial Statements

19 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD UTILITIES INCOME FUND recorded a total return of 7.1% during the 12 months ended January 31, 2001. This result was comfortably higher than the returns of the average utility fund and the overall stock market, but well below the gain of our main index benchmark.

     The adjacent table pre-sents the returns of our fund, our average competitor, and two indexes. Our primary index, intended to be a "best fit" benchmark for the fund, is the Utilities Composite. The Wilshire 5000 Total Market Index is the broadest measure of the U.S. stock market, reflecting all market sectors. The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $14.93 per share on January 31, 2000, to $14.71 per share on January 31, 2001, and reflects a distribution of $0.73 per share paid from net realized capital gains and dividends totaling $0.53 per share paid from net investment income. The fund's yield as of our fiscal year-end was 2.4%, a bit more than double the yield for the stock market as a whole.


2001 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                    JANUARY 31
--------------------------------------------------------------
Vanguard Utilities Income Fund                            7.1%
Average Utility Fund*                                     2.6
Utilities Composite Index**                              23.6
Wilshire 5000 Index                                      -3.5
--------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted  63.75% S&P Utilities  Index,  21.25% S&P Telephone
  Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index thereafter.

     If you own Vanguard Utilities Income Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 11.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 couldn't have been more different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the central bank was scrambling to rev up an economic engine that seemed to be stalling. Technology-related stocks--which enjoyed huge gains in fiscal 2000--plummeted, pulling broad market indexes into negative territory. And bonds--the neglected asset class of the previous fiscal year--provided double-digit returns.

     As the fiscal year got under way, the economy completed its record-breaking ninth year of uninterrupted growth. And the Fed continued a series of short-term interest rate hikes that began in mid-1999. The Fed's campaign to cool the economy and counter inflationary pressures lasted through the spring, until the federal funds rate had been raised to 6.50%. The effort certainly appears to have had a rapid slowing effect on the economy. In fact, policymakers may have overreached a bit.



MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2001

                                                      ONE     THREE         FIVE
                                                     YEAR     YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                          -0.9%     13.2%        18.4%
Russell 2000 Index (Small-caps)                      3.7       7.0         11.5
Wilshire 5000 Index (Entire market)                 -3.5      12.0         16.9
MSCI EAFE Index (International)                     -8.1       8.0          7.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)         13.8%      6.5%         6.7%
Lehman 10 Year Municipal Bond Index                 12.6       5.4          6.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           6.0       5.3          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                 3.7%      2.7%         2.5%
--------------------------------------------------------------------------------

     The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. And the unemployment rate hovered around 4.0% during the 12 months. Energy costs, meanwhile, rose sharply, stoking inflation fears. The Fed, acknowledging the deceleration in the economy, cut short-term interest rates twice in January 2001 by a total of 100 basis points (1 percentage point). Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

A VOLATILE YEAR FOR STOCKS

Stocks recorded strong gains early and late in the fiscal year. In between came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq Composite Index fell -34% in the five weeks after its peak. Given the slowing economy and rising energy and labor costs, investors questioned whether growth stocks could fulfill the high expectations for earnings growth that were reflected in their lofty share prices. Internet-related stocks, which were the most dependent on rosy scenarios, were among the hardest hit. Numerous dot-coms folded.

     By our fiscal year-end, the Nasdaq had fallen -45% from its high; it returned -28.9% for the 12 months. But as the -3.5% return of the all-market Wilshire 5000 Index suggests, not all sectors of the market suffered.

     Mid-capitalization stocks provided solid 12-month returns--the Russell Midcap Index gained 13.8%--while small-cap stocks posted modest gains. Large-caps declined. There was a chasm between value stocks--those seen as
"cheap" relative to their earnings, book value, dividends, and other measures--and growth stocks. The value stocks within the broad-market Russell 3000 Index (comprising the 3,000 largest U.S. stocks) returned 12.2% for the 12 months, compared with a -13.2% return for the index's growth component.

     Among sectors, stocks in the "other energy" group (such as oil exploration firms) and those in the financial services, consumer staples, and health care groups provided the highest returns. Tech shares fared the worst. Those in the large-cap-dominated S&P 500 Index, for example, declined -21.7%, while those in the small-cap Russell 2000 Index fell -32.0%. Apart from telecommunications firms, utilities fared well over the 12 months, though California electric utilities faced severe financial problems toward the end of the period because of surging wholesale prices for power.

     Overseas  markets  faced many of the same  problems  as those in the United
States: higher energy prices, slowing economic activity, earnings shortfalls, and plunging prices in tech, media, and telecom stocks. These problems were exacerbated by the strengthening of the U.S. dollar, which diminished returns from foreign securities for U.S. investors.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Utilities Income Fund got off to a slow start in fiscal year 2001, returning -1.4% during the six months ended July 31, 2000. But the fund took full advantage of a late-summer rally in the sector and rebounded to achieve a total return of 7.1% for the full year.

     Two broad themes developed in the utility sector during the period. Both helped the fund. First, the market showed a distinct preference for the stocks of power-related companies. The electricity shortage in California fed this inclination, grabbing investors' attention and calling into question the adequacy of U.S. power-generating capacity. California's crisis had little impact on our fund. Our electric utilities, which accounted for a bit more than half of its assets as of January 31, performed quite well. So, too, did a much smaller stake in natural gas distributors, which benefited from related concerns about capacity.

     The   second   theme   in  the   sector   was  the  fall   from   favor  of
telecommunications companies. Investors had been smitten during the prior year by the prospect of rapid growth for companies engaged in the development of fiber-optic networks and other technologies. But their interest waned quickly in 2000 amid the rout in tech stocks. There were also increasing concerns about pricing, the regulatory environment, and capacity. The fund's investment adviser, Wellington Management Company, did a very effective job of handling this development, reducing the fund's exposure to telecoms from more than 35% of assets in mid-1999 to about 14% by the middle of last year. This reduced allocation was one of the main reasons our fund outperformed the average utility fund.

--------------------------------------------------------------------------------
The fund's investment adviser, Wellington Management Company, adroitly reduced the fund's exposure to telecom stocks before that sector tumbled.
--------------------------------------------------------------------------------

     On the downside, the fund lost some ground with investments in domestic long-distance telephone companies and European utilities. These shortcomings were primarily responsible for our underperformance versus the Utilities Composite Index. Details about individual holdings that drove our performance appear in the Report from the Adviser, which begins on page 6.

LIFETIME PERFORMANCE OVERVIEW

Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. To that end, the table below presents the average annual returns for Vanguard Utilities Income Fund, its average peer, and its benchmark indexes since the fund's inception on May 15, 1992. It also presents the results of hypothetical $10,000 investments made in each at that time.


TOTAL RETURNS                                                   MAY 15, 1992, TO
                                                                JANUARY 31, 2001

                                           AVERAGE                FINAL VALUE OF
                                            ANNUAL                     A $10,000
                                            RETURN            INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Utilities Income Fund                12.3%                    $  27,473
Average Utility Fund                          12.3                        27,484
Utilities Composite Index*                    15.0                        33,768
Wilshire 5000 Index                           16.1                        36,653
--------------------------------------------------------------------------------
*Weighted 80% S&P Utilities  Index,  20% Lehman  Utility Bond Index through June
 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index thereafter.


     As you can see, the Utilities Income Fund provided virtually the same return as the average utility fund over this period. We are generally pleased with this record for a couple of reasons. First, until the spring of 2000, our fund invested at least 10% of its assets in utility bonds, which lagged utility stocks during the 1990s. (We discontinued the policy because it did not substantially increase the fund's income or reduce its volatility.) Our average peer held a smaller stake in fixed income securities. Second, many of our competitors assumed greater risks, often holding larger stakes in relatively highly valued telecoms, for instance.

     The Utilities Income Fund remains a fairly conservative stock fund that offers a relatively high level of current income and the opportunity for moderate long-term growth of capital and income. Going forward, we believe the fund will outperform its peers over the long term. A major source of our confidence is our low operating costs.

     Your fund's expense ratio (its annual operating expenses as a percentage of its average net assets) is 0.37%, or $3.70 per $1,000 in assets. That's roughly one-fourth the 1.42% ($14.20 per $1,000) annual expense ratio charged by the average utility fund, according to data from Lipper Inc. In practice, our average peer must deliver gross returns that exceed ours by more than a full percentage point to deliver the same net result to shareholders. Given that most utilities funds tend to invest in similar securities, such an advantage would be difficult to maintain, especially over long periods.

     Since the Utilities Income Fund's inception, it has trailed the Utilities Composite Index by an average of 2.7 percentage points per year, with two-thirds of the shortfall stemming from our underperformance in fiscal 2001. Even our low costs are a hindrance compared with an index. Indexes incur neither the operating costs that are reflected in mutual funds' expense ratios nor the transaction costs that trim their gross returns. The fact that we have lagged the Wilshire 5000 Index by a larger margin reflects mainly the recent dominance of tech stocks--a sector that tumbled during our latest fiscal year.

     We don't know what the market has in store, but we continue to believe that long-term investors are well-advised to maintain exposure to both growth stocks and value stocks. As fiscal year 2001 demonstrated, market leadership can switch suddenly and decisively between the different investment styles. Once you've selected a fund as part of your portfolio, we advise you to hold it for the long term. Of course, such a commitment requires trust, and we thank our shareholders for showing that they trust in Vanguard.

IN SUMMARY

The financial markets during the past 12 months reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks, like those in our fund, came to the fore. And bonds--the asset class many investors forgot amid the bull market in stocks--posted solid results.

     For an investor who is focused on the long term, investments in discrete market segments, including utilities, can be sensible. They may help to diversify a balanced investment program that includes broad-based stock funds, bond funds, and short-term investments. We believe that once you have achieved such a mix--reflecting your individual objectives, time horizon, and risk tolerance--the proper course is to stick with it through periods of both turbulence and calm.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


FEBRUARY 20, 2001

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD UTILITIES INCOME FUND returned 7.1% during the 12 months ended January 31, 2001. This result topped the 2.6% return of the average utility fund but fell well short of the 23.6% gain of the fund's composite index benchmark. Our underperformance versus the index benchmark was largely due to the fund's exposure to domestic long-distance telephone companies and foreign telecommunications concerns.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize utility stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across the sector.
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

The dominant themes within the utilities sector during the fiscal year were the dramatic rise in natural gas prices and the clear need for more electric-generating capacity. Nowhere was the need for additional electric capacity more obvious than in California, where several years of above- average economic growth--coupled with poor regulatory incentives-- led to a severe energy crisis. Politicians and consumers must now face the economic reality that rate increases are needed to raise new capital for energy infrastructure.

     The performance of many telecom companies during the fiscal year reflected increasing concern that too much capital is chasing the high-growth telecom industry. Barriers to entry are lower in the telephone sector than they are in the electric industry; as a result, competition can be more fierce. Revenue and earnings shortfalls at several large telecom carriers led to very poor performance for many companies in the sector.

MAJOR SHORTFALLS

Domestic  telephone  companies with  significant  exposure to the long- distance market performed poorly during the year. We held large positions in long-distance carrier Sprint and in Montana Power--an electric and natural gas utility that has a telecom arm--both of which were a drag on our results. A smaller holding in AT&T also hurt our performance. Foreign telecom companies declined sharply during the year, owing to the weakness of the euro and concern about aggressive bidding for wireless licenses. Consequently, our investments in Koninklijke KPN and Vodafone fared poorly during the fiscal year.

MAJOR SUCCESSES

Our overweighting of electric companies and natural gas utilities--combined with good stock selections in these two areas--aided our performance. Among natural gas companies, El Paso Energy, Dynegy, and Enron performed well. Relatively strong performance from electric utilities Pinnacle West Capital, Unicom (which has merged with PECO Energy to form Exelon), DPL, and FPL Group--each a significant holding--helped boost our results.

THE FUND'S POSITIONING

The fiscal year saw a return to more defensive and value-oriented investments. Our fund was well-positioned to benefit from this development. We lowered our exposure to telecom companies to about 20% of total assets--from about 25% a year earlier--amid evidence of slower revenue growth.

     We are investing new money both in companies that we believe will benefit from rising natural gas prices and in those that can capitalize on the need for new electric-generating capacity. Utilities that have successfully developed energy-related businesses, and that have separated their generation business from the local distribution franchise, should continue to do well in this market environment.

Mark J.  Beckwith,  Senior Vice  President and  Portfolio  Manager

February 14, 2001

FUND PROFILE                                              AS OF JANUARY 31, 2001
 FOR UTILITIES INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 9.

-------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               WILSHIRE
                                       FUND        5000
-------------------------------------------------------
Number of Stocks                         66       6,590
Median Market Cap                    $10.3B      $40.3B
Price/Earnings Ratio                  17.9x       30.2x
Price/Book Ratio                       2.1x        4.2x
Yield                                  2.4%        1.1%
Return on Equity                      13.9%       22.8%
Earnings Growth Rate                   5.3%       16.5%
Foreign Holdings                      13.3%        0.0%
Turnover Rate                           48%          --
Expense Ratio                         0.37%          --
Cash Investments                       2.9%          --
-------------------------------------------------------


-------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pinnacle West Capital Corp.            4.5%
El Paso Energy Corp.                   4.5
Exelon Corp.                           4.4
FPL Group, Inc.                        3.9
Montana Power Co.                      3.6
ALLTEL Corp.                           3.4
Constellation Energy Group             3.4
Dominion Resources, Inc.               3.1
DPL Inc.                               3.0
KeySpan Corp.                          3.0
-------------------------------------------
Top Ten                               36.8%
-------------------------------------------


----------------------------------------
VOLATILITY MEASURES
                                WILSHIRE
                      FUND          5000
----------------------------------------
R-Squared             0.08          1.00
Beta                  0.24          1.00
----------------------------------------

------------------------------
INVESTMENT FOCUS

MARKET CAP              MEDIUM
STYLE                    VALUE
------------------------------


------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

Electrical               51.6%
Gas Distribution          7.4
Energy                   11.3
Technology                1.0
Telecommunications       22.5
Water                     3.3
Other                     2.9
------------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of an overall market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR UTILITIES INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                       MAY 15, 1992-JANUARY 31, 2001

                      UTILITIES             UTILITIES
                         INCOME             COMPOSITE
                           FUND                 FUND*

1993                       14.5                  12.2
1994                       13.1                  12.9
1995                       -4.5                  -2.0
1996                       29.5                  30.2
1997                        5.5                   4.5
1998                       23.2                  26.4
1999                       19.9                  23.8
2000                        2.8                   3.3
2001                        7.1                  23.6
--------------------------------------------------------------------------------
*80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index thereafter.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                          MAY 15, 1992-JANUARY 31, 2001
---------------------------------------------------------------------------------------------
              UTILITIES       AVERAGE     UTILITIES                         S&P      WILSHIRE
                 INCOME       UTILITY     COMPOSITE       S&P 500     UTILITIES          5000
                   FUND         FUND*       INDEX**         INDEX         INDEX         INDEX

5/15/1992         10000         10000         10000         10000         10000         10000
   199207         10700         10430         10754         10397         10853         10122
   199210         10750         10392         10680         10340         10748         10148
   199301         11451         10899         11211         10913         11291         10888
   199304         12220         11543         11890         11022         12065         10905
   199307         12952         12103         12629         11305         12902         11297
   199310         13392         12427         13149         11885         13469         11952
   199401         12949         12183         12661         12319         12824         12347
   199404         12143         11490         11835         11609         11983         11634
   199407         12112         11345         11942         11888         12079         11773
   199410         11942         11246         11685         12344         11834         12252
   199501         12371         11440         12412         12384         12643         12221
   199504         12924         11772         12837         13636         13008         13366
   199507         13687         12486         13618         14992         13817         14847
   199510         14851         13220         14898         15608         15300         15407
   199601         16016         14309         16166         17172         16772         16760
   199604         15540         14036         15398         17756         15955         17665
   199607         15462         13913         15228         17476         15490         17028
   199610         16310         14730         15991         19369         16799         18767
   199701         16899         15737         16900         21696         17155         20844
   199704         16477         15326         16664         22219         16219         20781
   199707         17981         17043         18042         26587         17846         25065
   199710         18491         17353         18611         25588         18463         24695
   199801         20814         19281         21355         27534         20405         26116
   199804         22101         20807         22548         31344         22025         29769
   199807         21872         20721         22650         31715         21592         29336
   199810         23593         21152         24767         31216         23383         28348
   199901         24960         22885         26436         36480         23295         33240
   199904         25431         23464         26855         38183         24071         34866
   199907         25697         24414         27491         38122         24407         34718
   199910         25421         25027         27061         39228         23872         35626
   200001         25656         26800         27297         40254         24626         37970
   200004         26017         26728         28562         42051         25938         38984
   200007         25296         27051         28990         41544         27355         38482
   200010         28130         28451         33036         41618         32753         38514
   200101         27473         27484         33768         39891         32082         36653

--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2001
                                ---------------------------------    FINAL VALUE
                                                            SINCE   OF A $10,000
                               1 YEAR        5 YEARS    INCEPTION     INVESTMENT
--------------------------------------------------------------------------------
Utilities Income Fund           7.08%         11.40%       12.30%      $  27,473
Average Utility Fund*           2.55          13.94        12.30          27,484
Utilities Composite Index**    23.62          15.86        14.99          33,768
S&P 500 Index                  -0.90          18.36        17.21          39,891
S&P Utilities Index            30.18          13.83        14.31          32,082
Wilshire 5000 Index            -3.47          16.94        16.08          36,653
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996;
 40% S&P   Utilities  Index,  40% S&P  Telephone Index, 20% Lehman Utility Bond
 Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index thereafter.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consider-ation for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                                                     PERIODS ENDED JANUARY 31, 2001
AVERAGE ANNUAL RETURNS

                                         ONE YEAR                   FIVE YEARS          SINCE INCEPTION*
                                    --------------------------------------------------------------------
                                    PRE-TAX  AFTER-TAX         PRE-TAX  AFTER-TAX     PRE-TAX  AFTER-TAX
--------------------------------------------------------------------------------------------------------
Vanguard Utilities Income Fund         7.1%       4.5%           11.4%       8.7%       12.3%       9.7%
Average Specialty Utilities Fund**     2.3       -1.0            14.2       11.2           --         --
--------------------------------------------------------------------------------------------------------

 *May 15, 1992.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R) Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
UTILITIES INCOME FUND                             SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
--------------------------------------------------------------------------------
ELECTRICAL (50.1%)
   Pinnacle West Capital Corp.             $     919,300          $      39,686
   Exelon Corp.                                  650,000                 39,331
   FPL Group, Inc.                               600,000                 34,800
   Montana Power Co.                           1,444,400                 32,123
   Constellation Energy Group                    750,000                 29,767
   Dominion Resources, Inc.                      450,000                 27,810
   DPL Inc.                                      891,693                 26,483
   CMS Energy Corp.                              700,000                 20,650
   DQE Inc.                                      627,930                 19,974
   Cinergy Corp.                                 650,000                 19,727
   Northeast Utilities                           750,000                 16,935
   Duke Energy Corp.                             454,440                 16,619
   PPL Corp.                                     300,000                 12,585
   Endesa S.A. ADR                               699,800                 12,386
 * Niagara Mohawk Holdings Inc.                  700,000                 12,131
   GPU, Inc.                                     358,700                 11,489
(1)PowerGen PLC ADR                              254,500                 11,022
   TXU Corp.                                     275,000                 10,376
   CH Energy Group, Inc.                         216,300                  9,199
   NiSource, Inc.                                281,562                  7,574
   Entergy Corp.                                 150,000                  5,313
   ALLETE                                        230,000                  5,081
   Public Service Co. of
     New Mexico                                  200,000                  4,940
   Allegheny Energy, Inc.                        100,000                  4,563
   Southern Co.                                  150,000                  4,377
   Energy East Corp.                             200,000                  3,710
   International Power PLC                        60,000                  2,376
   Innogy Holdings PLC ADR                        60,000                  1,776
   SCANA Corp.                                    47,553                  1,258
 * Mirant Corp.                                   28,500                    693
 * NiSource Inc. SAILS                           145,007                    338
                                                                  --------------
                                                                  $     445,092
                                                                  --------------
GAS DISTRIBUTION (7.2%)

   KeySpan Corp.                                 700,000                 26,460
   National Fuel Gas Co.                         400,000                 21,004
   ONEOK, Inc.                                   145,400                  6,498
   Sempra Energy                                 224,071                  4,564
   MCN Energy Group Inc.                         104,800                  2,788
   Peoples Energy Corp.                           75,000                  2,756
                                                                  --------------
                                                                  $      64,070
                                                                  --------------
ENERGY (10.9%)

   El Paso Energy Corp.                          628,650                 39,542
 * Calpine Corp.                                 600,000                 23,946
   Enron Corp.                                   150,000                 12,000
   Dynegy, Inc. Class A                          240,000                 11,688
   Williams Cos., Inc.                           200,000                  7,826
   Westcoast Energy Inc.                         100,000                  2,128
                                                                  --------------
                                                                  $      97,130
                                                                  --------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
TECHNOLOGY (1.0%)
   Nortel Networks Corp.                      $  125,630          $       4,803
 * Koninklijke KPN NV                            252,064                  4,184
                                                                  --------------
                                                                  $       8,987
                                                                  --------------
TELECOMMUNICATIONS (21.8%)
   ALLTEL Corp.                                  505,000                 29,886
   Vodafone Group PLC ADR                        675,000                 23,605
   Sprint Corp.                                  934,200                 23,168
 * Qwest Communications
     International Inc.                          500,000                 21,060
   Verizon Communications                        341,000                 18,738
   AT&T Corp.                                    625,000                 14,994
   SBC Communications Inc.                       267,200                 12,919
   BellSouth Corp.                               305,200                 12,864
 * Vivendi Universal SA                          100,000                  7,556
   Tele Danmark AS ADR                           275,000                  7,387
   National Grid Group PLC                       750,000                  6,838
   Telecom Corp. of
     New Zealand Ltd. ADR                        250,800                  5,267
(1)Deutsche Telekom AG ADR                       100,000                  3,334
   TELUS Corp.                                   100,912                  2,829
   BCE, Inc.                                      80,000                  2,285
   TELUS Corp. (Non-voting)                       33,637                    882
                                                                  --------------
                                                                  $     193,612
                                                                  --------------
WATER (3.2%)
 * Suez Lyonnaise des Eaux                       125,000                 20,226
   American Water Works Co., Inc.                296,300                  7,796
                                                                  --------------
                                                                  $      28,022
                                                                  --------------
OTHER (2.8%)
   MDU Resources Group, Inc.                     300,000                  8,700
   ScottishPower PLC ADR                         319,000                  8,275
   UtiliCorp United, Inc.                        285,750                  8,172
                                                                  --------------
                                                                  $      25,147
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $748,552)                                                $     862,060
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   5.70%, 2/1/2001                         $      24,860          $      24,860
   5.70%, 2/1/2001--Note G                        14,676                 14,676
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $39,536)                                                 $      39,536
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $788,088)                                                $     901,596
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      3,525
Liabilities--Note G                                                     (17,276)
                                                                  --------------
                                                                  $     (13,751)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 60,346,266 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                                      $     887,845
================================================================================

NET ASSET VALUE PER SHARE                                         $       14.71
================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers.
   See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
SAILS--Stock Appreciated Income Linked Securities.

------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------
                                                  AMOUNT       PER
                                                   (000)     SHARE
------------------------------------------------------------------
Paid-in Capital--Note E                       $  749,094  $  12.41
Undistributed Net Investment Income--Note F        1,063       .02
Accumulated Net Realized Gains--Note E            24,180       .40
Unrealized Appreciation--Note F                  113,508      1.88
------------------------------------------------------------------
NET ASSETS                                    $  887,845  $  14.71
==================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                           UTILITIES INCOME FUND
                                                     YEAR ENDED JANUARY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $  23,868
  Interest                                                                2,883
  Security Lending                                                          250
--------------------------------------------------------------------------------
    Total Income                                                      $  27,001
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          522
  The Vanguard Group--Note C
    Management and Administrative                                         2,457
    Marketing and Distribution                                               90
  Custodian Fees                                                             51
  Auditing Fees                                                               7
  Shareholders' Reports                                                      55
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                    $   3,183
    Expenses Paid Indirectly--Note D                                  $    (197)
--------------------------------------------------------------------------------
    Net Expenses                                                      $   2,986
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    24,015
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                          48,325
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              (15,386)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  56,954
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------
                                                        UTILITIES INCOME FUND
                                                       YEAR ENDED JANUARY 31,
                                                  ----------------------------
                                                       2001              2000
                                                      (000)             (000)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $  24,015         $  29,245
  Realized Net Gain                                  48,325            72,354
  Change in Unrealized Appreciation (Depreciation)  (15,386)          (79,341)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Operations                                 56,954            22,258
------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (30,622)          (30,217)
  Realized Capital Gain                             (41,786)          (68,750)
------------------------------------------------------------------------------
    Total Distributions                             (72,408)          (98,967)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            166,523           189,941
  Issued in Lieu of Cash Distributions               61,722            85,243
  Redeemed                                         (179,219)         (295,885)
------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                      49,026           (20,701)
------------------------------------------------------------------------------
  Total Increase (Decrease)                          33,572           (97,410)
------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                 854,273           951,683
------------------------------------------------------------------------------
  End of Year                                     $ 887,845         $ 854,273
==============================================================================

1Shares Issued (Redeemed)
  Issued                                             11,023            12,024
  Issued in Lieu of Cash Distributions                4,141             5,792
  Redeemed                                          (12,019)          (19,101)
------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     3,145            (1,285)
==============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------

                                                                         UTILITIES INCOME FUND
                                                                        YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              2001         2000        1999      1998        1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  14.93     $  16.27     $ 14.97  $  12.93   $  12.84
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .42          .49         .55       .58        .58
  Net Realized and Unrealized Gain
    (Loss) on Investments                                  .62         (.12)       2.35      2.32        .09
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      1.04          .37        2.90      2.90        .67
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.53)        (.51)       (.59)     (.60)      (.56)
  Distributions from Realized Capital Gains               (.73)       (1.20)      (1.01)     (.26)      (.02)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (1.26)       (1.71)      (1.60)     (.86)      (.58)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $  14.71     $  14.93     $ 16.27  $  14.97   $  12.93
=============================================================================================================

TOTAL RETURN                                             7.08%        2.79%      19.92%    23.17%      5.51%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $    888     $    854     $   952  $    699   $    644
  Ratio of Total Expenses to Average Net Assets          0.37%        0.40%       0.38%     0.44%       0.40%
  Ratio of Net Investment Income to Average Net Assets   2.76%        3.13%       3.51%     4.30%       4.63%
  Portfolio Turnover Rate                                  48%          47%         55%       41%         38%
=============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Utilities Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the fund had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $177,000 and $20,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended January 31, 2001, the fund purchased $412,070,000 of investment securities and sold $401,875,000 of investment securities other than temporary cash investments.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,047,000 from accumulated net realized gains to paid-in capital.

F. At January 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $113,508,000 consisting of unrealized gains of $164,962,000 on securities that had risen in value since their purchase and $51,454,000 in unrealized losses on securities that had fallen in value since their purchase.

     During the year ended January 31, 2001, the fund received a security with a value of $6,780,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. For financial statement purposes, the fund has an unrealized gain on this security that is $6,780,000, greater than the tax basis gain. This unrealized gain is included in distributable net investment income for tax purposes, and accordingly, has been reclassified from unrealized appreciation to undistributed net investment income.

G. The market value of securities on loan to broker/dealers at January 31, 2001, was $14,335,000, for which the fund held cash collateral of $14,676,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Utilities Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Utilities Income Fund (the "Fund") at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001




--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR
VANGUARD UTILITIES INCOME FUND

This information for the fiscal year ended January 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $42,675,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which are designated as a 20% rate gain distribution.

     For corporate shareholders, 61.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q570 032001

VANGUARD(R) ENERGY FUND

ANNUAL REPORT

[PHOTO OF SHIP]

JANUARY 31, 2001

[THE VANGUARD GROUP(R)LOGO]

SOME LESSONS
 FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Energy Fund returned 35.1% during the 12 months ended January 31, 2001, outpacing its average peer, its benchmark index, and the overall stock market.

* Energy stocks did very well in an otherwise dreary period for the U.S. stock market, which declined -3.5%.

* Over the past ten years, the fund has provided an average annual return of 12.8%, about 3.5 percentage points higher than that of its average competitor.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 9 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Report on After-Tax Returns

13 Financial Statements

20 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

Energy stocks rose smartly during the 12 months ended January 31, 2001, bucking the downward trend of the broad market. vanguard energy fund participated fully in this advance. Indeed, our fund outpaced each of its com-parative standards with an excellent total return of 35.1%. This was the second consecutive year of outstanding results for the fund.

     The adjacent table presents the returns of our fund and its benchmarks. They include our average competitor and two unmanaged indexes. The Standard & Poor's Energy Sector Index, the benchmark we consider the "best fit" for our fund, contains the stocks of about two dozen energy companies, which vary in size and reflect interests in everything from energy exploration to retail gasoline sales. The Wilshire 5000 Total Market Index is the broadest measure of the U.S. stock market, reflecting companies of all sizes in all market sectors.


2001 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                    JANUARY 31
--------------------------------------------------------------
Vanguard Energy Fund                                     35.1%
Average Natural Resources Fund*                          29.6
S&P Energy Sector Index                                  17.8
Wilshire 5000 Index                                      -3.5
--------------------------------------------------------------
 *Derived from data provided by Lipper Inc.


     The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $21.24 per share on January 31, 2000, to $26.93 per share on January 31, 2001, and reflects distributions of $1.38 per share paid from net realized capital gains and dividends of $0.36 per share paid from net investment income.

     If you own Vanguard Energy Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 12.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 was radically different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the central bank was scrambling to rev up an economic engine that seemed on the verge of stalling. Technology-related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds, the neglected asset class of the previous fiscal year, provided double-digit returns as investors sought refuge from the stock market's volatility.

     As the fiscal year got under way, the economy completed its record-breaking ninth year of uninterrupted growth. And the Fed continued a series of short-term interest rate hikes that began in mid-1999. The Fed's campaign to cool the economy and counter inflationary pressures lasted through the spring, until the federal funds rate had been raised to 6.50%. The effort certainly appears to have had a rapid slowing effect on the economy. In fact, hindsight suggests policymakers may have overreached a bit.


MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2001

                                                      ONE     THREE         FIVE
                                                     YEAR     YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                          -0.9%     13.2%        18.4%
Russell 2000 Index (Small-caps)                      3.7       7.0         11.5
Wilshire 5000 Index (Entire market)                 -3.5      12.0         16.9
MSCI EAFE Index (International)                     -8.1       8.0          7.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)         13.8%      6.5%         6.7%
Lehman 10 Year Municipal Bond Index                 12.6       5.4          6.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           6.0       5.3          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                 3.7%      2.7%         2.5%
--------------------------------------------------------------------------------

     The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. And the unemployment rate--which had hovered around 4.0% for most of the period--nudged up to 4.2% by January 2001. Energy costs, meanwhile, rose sharply, stoking inflation fears. The Fed, acknowledging the deceleration in the economy, cut short-term interest rates twice in January 2001 by a total of 100 basis points (1 percentage point). Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

A VOLATILE YEAR FOR STOCKS

Stocks recorded strong gains early and late in the fiscal year. In between came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq Composite Index fell -34% in the five weeks after its peak. Given the slowing economy and rising energy and labor costs, investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth that were reflected in their lofty share prices. Internet-related stocks, which were the most dependent on rosy scenarios, were among the hardest hit. Numerous dot-coms, unable to generate operating profits, depleted their start-up money and folded.

     By our fiscal year-end, the Nasdaq had fallen -45% from its high; it returned -28.9% for the 12 months. But as the -3.5% return of the all-market Wilshire 5000 Index suggests, not all sectors of the market suffered.

     When results are sorted by market  capitalization,  it's clear that mid-cap
stocks  provided  solid  12-month   returns--the  Russell  Midcap  Index  gained

13.8%--while small-cap stocks posted modest gains. Large-caps declined. There was a chasm between value stocks--those seen as "cheap" relative to their earnings, book value, dividends, and other measures--and growth stocks. The value stocks within the broad market Russell 3000 Index (comprising the 3,000 largest U.S. stocks) returned 12.2% for the 12 months, compared with a -13.2% return for the index's growth component.

     Among sectors, stocks in the "other energy" group (such as oil exploration firms) and those in the financial services, consumer staples, and health care groups provided the highest returns. Tech shares fared the worst. Those in the large-cap-dominated S&P 500 Index, for example, declined -21.7%, while those in the small-cap Russell 2000 Index fell -32.0%. Apart from telecommunications firms, utilities fared well over the 12 months, though California electric utilities faced severe financial problems toward the end of the period because of surging wholesale prices for power.

     Overseas  markets  faced many of the same  problems  as those in the United
States: higher energy prices, slowing economic activity, earnings shortfalls, and plunging prices in tech, media, and telecom stocks. These problems were exacerbated by the strengthening of the U.S. dollar, which diminished returns from foreign securities for U.S. investors.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Energy Fund followed its excellent fiscal 2000 return (+25.8%) with a gain of 35.1% during its 2001 fiscal year. This was the second-best absolute gain in our fund's 16-year history (the peak was +40.3% in fiscal 1997) and was, by far, its best-ever performance in relation to the broad stock market.

     Our success was due in part to the return of Gulf War-era oil prices--$25 to $30 per barrel for much of the period. Just two years ago, oil sold for about $10 per barrel. (As many shareholders will recall, our fund suffered amid that depression in pricing, returning -21.2% in fiscal 1999.) We also benefited from a sharp runup in the price of natural gas, the result of low supplies combined with strong demand from electricity plants and residential consumers.

--------------------------------------------------------------------------------
Our fund's fiscal 2001 return of 35.1% was the second-best absolute gain in its 16-year history and was, by far, its best performance in relation to the broad stock market.
--------------------------------------------------------------------------------

     Our margin over our average peer during the period can be credited to the expertise of the investment adviser, Wellington Management Company, which has managed the fund since its inception in 1984. The adviser positioned the Energy Fund well to take advantage of higher oil and gas prices. Specifically, the fund held sizable stakes in the stocks of oil-services firms and exploration and production companies, which typically perform well when energy prices are high. These successes outweighed the weaker--though positive--returns from integrated oil companies, which accounted for about one-third of our assets on January 31.

     Details about individual holdings that drove our performance can be found in the Report from the Adviser, which begins on page 6. The Fund Profile on page 9 provides a snapshot of how the fund was invested as of the fiscal year-end.

LONG-TERM PERFORMANCE OVERVIEW

Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. To that end, the table at right presents the average annual returns for Vanguard Energy Fund, its average peer, and its benchmark indexes over the last ten years. It also presents the results of hypothetical $10,000 investments made in each a decade ago.


TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                JANUARY 31, 2001


                                           AVERAGE                FINAL VALUE OF
                                            ANNUAL                     A $10,000
                                            RETURN            INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Energy Fund                         12.8%                     $  33,233
Average Natural Resources Fund                9.4                         24,502
S&P Energy Sector Index                      14.4                         38,456
Wilshire 5000 Index                          16.9                         47,525
--------------------------------------------------------------------------------

     As you can see, the Energy Fund  provided an average  annual  return nearly
3.5 percentage points higher than that of the average natural resources fund over this period. A portion of our advantage owes to our low operating costs. In fiscal 2001, your fund's expense ratio (its annual operating expenses as a percentage of its average net assets) was 0.41%, or $4.10 per $1,000 in assets. That's less than one-fourth the 1.74% ($17.40 per $1,000) charged by the average natural resources fund, according to Lipper Inc. In practice, our average peer must deliver gross returns that exceed ours by more than a full percentage point to deliver the same net result to shareholders. Given that many of our competitors invest in similar securities, we are not surprised that they have found it difficult to overcome such a high hurdle.

     Over the last decade, the Energy Fund has trailed the S&P Energy Sector Index by an average of 1.6 percentage points per year. One factor in this shortfall is that indexes incur neither the operating costs that are reflected in mutual funds' expense ratios nor the transaction costs that trim their gross returns. The fact that we have lagged the broad market, as represented by the Wilshire 5000 Index, reflects the recent dominance of tech stocks--a sector that proved its risk during our latest fiscal year--and the fact that energy prices declined for much of the past decade.

     We don't know what the market has in store next, but we continue to believe that long-term investors should maintain exposure to both growth stocks and value stocks. As fiscal year 2001 demonstrated, market leadership can switch suddenly and decisively. Once you've carefully selected a fund as part of your portfolio, we advise you to hold it for the long term. Of course, such a commitment requires trust, and we thank our shareholders for showing trust in Vanguard.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore. And bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.

     For an investor who is focused on the long term, investments in discrete market segments, including energy stocks, can be sensible. They may help to diversify a balanced investment program that includes broad-based stock funds, bond funds, and short-term investments. We believe that once you have such a program--reflecting your individual objectives, time horizon, and risk tolerance-- the proper course is to stick with it through periods of turbulence and calm.

Sincerely,




/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

FEBRUARY 23, 2001

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD ENERGY FUND returned 35.1% during the fiscal year ended January 31, 2001. Our return outpaced that of the average natural resources fund (+29.6%) and was well ahead of the -0.9% return of the S&P 500 Index and the -3.5% return of the broader market.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT

Oil markets remained volatile during the fiscal year, with per-barrel prices fluctuating between $24 and $36. As of January 31, the price of oil stood at about $30 per barrel, close to the level of a year earlier. During the period, the Organization of Petroleum Exporting Countries (OPEC) implemented four production increases and one reduction. As a result, the cartel prevented prices from swinging even more than they did.

     In the long run, oil prices will probably settle into a range of $20-$25 per barrel. If this happens, world oil demand is expected to continue growing enough for OPEC to maintain a market share large enough to satisfy the financial goals of its members.

     Natural gas prices in North America rose from just over $2 per thousand cubic feet early in the fiscal year to $9 per thousand cubic feet in January 2001. (However, prices have recently fallen to about $6.) The future of natural gas prices will depend on whether industrial demand declines enough to allow more gas to be used for electricity generation. The number of rigs drilling for natural gas in North America has more than doubled from the lows of early 1999, but so far with little impact on supply.

     At some point, natural gas prices should decline to a range of $3-$4 per thousand cubic feet. This estimate is based on the cost of importing Arctic gas and liquefied natural gas. Unfortunately, these sources of fuel take a long time to develop, so natural gas prices in North America may stay high and volatile for the next several years.

OUR SUCCESSES

During the fiscal year, the best performers within the energy industry were the oil services group and the energy exploration and production companies. Oil services companies Weatherford International and Baker Hughes, both of which were among our largest holdings, performed well, as did oil and gas producers EOG Resources and Anadarko Petroleum. Our holdings in Canada, which included Petro-Canada and Anderson Exploration, also made note-worthy contributions to our results.

OUR SHORTFALLS

When oil and gas markets are strong, investors tend to focus on companies that will benefit most from rising prices, such as producers and oil services companies (the so-called "other energy" sector). About 40% of the fund's assets were invested in these groups, but we also had about 30% of assets in integrated oil companies, including Exxon Mobil and Chevron. In terms of earnings, the integrated companies performed quite well during the fiscal year, but the rise in their values failed to keep pace with the increases recorded by companies that specialize in production. Our approach has always been to provide our investors with broad exposure to the energy sector. In our view, a diversified approach works best in the long run.

THE FUND'S POSITIONING

We expect that commodity markets--especially natural gas--will remain quite volatile in the coming year, and that prices generally will remain elevated. The industry is stepping up its capital spending activity. Acquisition activity is likely to remain high as well, especially in North America, where producers are selling at levels well below what current oil and gas prices seem to justify. For producing companies, the investment required to meet modest demand growth of 2%-3% in oil and gas is high, and little excess production capacity is available. Thus, the outlook for the sector remains bright.

     Our focus is on companies with strong finances and good prospects for growth, such as Exxon Mobil, Alberta Energy, and EOG Resources. In addition, we are attracted to companies such as Phillips Petroleum, Occidental Petroleum, and Canadian Natural Resources, each of which has repositioned itself to take advantage of changing market conditions. We also own Burlington Resources and Unocal, which are selling at low valuations due to company-specific problems now being addressed. While we have about a 16% exposure to oil services, we find valuations in this sector high. Earnings momentum among oil services companies is excellent, but many securities in the sector are selling at lofty earnings multiples that appear to discount much of the healthy outlook.

Ernst H. von Metzsch,  Senior Vice President and Portfolio Manager

February 13, 2001

(A table showing significant portfolio changes is on the next page.)

PORTFOLIO CHANGES                             FISCAL YEAR ENDED JANUARY 31, 2001

ADDITIONS                            COMMENTS
--------------------------------------------------------------------------------
  BP Amoco                           Successfully integrated acquisitions.
  ------------------------------------------------------------------------------
  Canadian Natural Resources*        Excellent growth prospects at very low
                                     valuation.
  ------------------------------------------------------------------------------
  Conoco                             Good growth prospects at low valuation.
  ------------------------------------------------------------------------------
  Petro Brasil*                      Production growth from offshore Brazil is
    (Petroleo Brasileiro)            high.
  ------------------------------------------------------------------------------
  Shell Canada                       Well-run integrated company with high
                                     growth prospects.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
  Baker Hughes                       High valuation.
  ------------------------------------------------------------------------------
  Imperial Oil**                     High gas prices hurt its heavy oil
                                     production.
  ------------------------------------------------------------------------------
  Schlumberger**                     Very high price/earnings multiple.
  ------------------------------------------------------------------------------
  Vastar Resources                   Minority shares were bought out by BP
                                     Amoco.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.
                                                                     SEE PAGE 13
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                 FUND'S HOLDINGS

FUND PROFILE                                              AS OF JANUARY 31, 2001
 FOR ENERGY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged index. Key terms are defined on page 10.

-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                             WILSHIRE
                                 FUND            5000
-----------------------------------------------------
Number of Stocks                   49           6,590
Median Market Cap               $8.7B         $ 40.3B
Price/Earnings Ratio            16.0x           30.2x
Price/Book Ratio                 3.0x            4.2x
Yield                            1.2%            1.1%
Return on Equity                11.0%           22.8%
Earnings Growth Rate             9.6%           16.5%
Foreign Holdings                31.2%            0.0%
Turnover Rate                     24%              --
Expense Ratio                   0.41%              --
Cash Investments                 5.2%              --
-----------------------------------------------------



---------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)

Exxon Mobil Corp.                        4.3%
Chevron Corp.                            4.0
Unocal Corp.                             3.2
Shell Transport & Trading Co. ADR        3.2
Texaco Inc.                              3.1
Weatherford International, Inc.          3.0
Baker Hughes, Inc.                       2.8
BP Amoco PLC ADR                         2.8
Equitable Resources, Inc.                2.8
Suncor Energy, Inc.                      2.6
---------------------------------------------
Top Ten                                 31.8%
---------------------------------------------


----------------------------------------
VOLATILITY MEASURES
                                WILSHIRE
                        FUND        5000
----------------------------------------
R-Squared               0.21        1.00
Beta                    0.72        1.00
----------------------------------------


----------------------------
INVESTMENT FOCUS

MARKET CAP            MEDIUM
STYLE                  VALUE
----------------------------


----------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

Energy Miscellaneous                            6.8%
International                                  31.2
Machinery--Oil Well Equipment & Services       16.1
Offshore Drilling                               1.5
Oil--Crude Producers                           12.2
Oil--Integrated Domestic                       19.3
Oil--Integrated International                   9.9
Utilities--Gas Pipelines                        3.0
----------------------------------------------------

                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR ENERGY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   JANUARY 31, 1991-JANUARY 31, 2001

                            ENERGY         S&P ENGERGY
                              FUND        SECTOR INDEX

1992                           1.3                4.46
1993                          13.0                9.79
1994                          27.3               18.42
1995                          -9.1                1.09
1996                          28.7                28.1
1997                          40.3               32.27
1998                           3.8               12.79
1999                         -21.2               -1.33
2000                          25.8               26.03
2001                          35.1               17.83
--------------------------------------------------------------------------------
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         JANUARY 31, 1991-JANUARY 31, 2001
--------------------------------------------------------------------------------
                           AVERAGE
                           NATURAL
              ENERGY     RESOURCES       S&P 500    S&P ENERGY      WILSHIRE
               FUND*        FUND**         INDEX  SECTOR INDEX    5000 INDEX

199101         10000         10000         10000         10000         10000
199104         11078         10713         11001         11202         11142
199107         11199         10910         11460         11230         11591
199110         11350         11093         11690         11399         11990
199201         10127         10538         12269         10447         12773
199204         10565         10574         12544         11021         12797
199207         11122         10957         12925         11602         13124
199210         11075         10820         12854         11357         13158
199301         11445         11010         13567         11470         14118
199304         13921         12533         13703         12714         14139
199307         14451         13065         14054         13008         14648
199310         15089         13572         14775         13570         15497
199401         14570         13945         15314         13584         16009
199404         14412         13028         14432         13205         15085
199407         14978         13126         14779         13627         15265
199410         15332         13541         15346         14306         15886
199501         13238         12293         15395         13732         15846
199504         15348         13846         16952         15393         17331
199507         15741         13978         18638         15962         19251
199510         14964         13487         19403         15840         19977
199601         17035         15565         21348         17591         21731
199604         19740         17597         22074         19070         22905
199607         18719         16288         21726         18767         22079
199610         21623         18834         24079         21088         24334
199701         23903         20367         26972         23268         27027
199704         22105         18714         27622         23661         26945
199707         26269         20860         33053         28126         32500
199710         28000         21774         31811         28383         32021
199801         24811         19106         34229         26244         33863
199804         27972         20821         38966         30287         38599
199807         23550         15907         39427         27340         38038
199810         22858         15982         38807         27984         36757
199901         19551         14402         45351         25894         43100
199904         25717         18433         47469         33832         45208
199907         26674         18491         47393         33738         45017
199910         25261         18432         48768         32431         46194
200001         24601         18902         50043         32635         49234
200004         28727         20490         52277         33553         50548
200007         28971         20053         51646         35524         49896
200010         31023         21975         51738         38566         49938
200101         33233         24502         49592         38456         47525
--------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2001     FINAL VALUE
                                ---------------------------------   OF A $10,000
                                  1 YEAR      5 YEARS    10 YEARS     INVESTMENT
--------------------------------------------------------------------------------
Energy Fund*                      35.08%       14.30%      12.76%       $ 33,233
Average Natural Resources Fund**  29.63         9.50        9.38          24,502
S&P 500 Index                     -0.90        18.36       17.37          49,592
S&P Energy Sector Index           17.84        16.93       14.42          38,456
Wilshire 5000 Index               -3.47        16.94       16.87          47,525
--------------------------------------------------------------------------------
 *Total return  figures do not reflect the 1% fee  assessed  on  redemptions  of shares held for less than one year.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                                                  PERIODS ENDED JANUARY 31, 2001
AVERAGE ANNUAL RETURNS
                                         ONE YEAR*               FIVE YEARS             TEN YEARS
                                    -----------------------------------------------------------------
                                    PRE-TAX  AFTER-TAX      PRE-TAX  AFTER-TAX     PRE-TAX  AFTER-TAX
-----------------------------------------------------------------------------------------------------
Vanguard Energy Fund                  35.1%      33.0%        14.3%      12.8%       12.8%      11.0%
Average Specialty Natural
  Resources Fund**                    30.0       29.2          9.9        8.4        10.5        9.1
-----------------------------------------------------------------------------------------------------

 *Performance figures  do  not reflect  the fund's  fee on redemptions of shares held for less than one year.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Neither pre-tax nor after-tax returns account for redemption fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
ENERGY FUND                                           SHARES             (000)
------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
------------------------------------------------------------------------------
UNITED STATES (65.2%)
------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (6.4%)
   Ashland, Inc.                               $     714,100     $      26,415
   Sunoco, Inc.                                      654,967            20,959
   Valero Energy Corp.                               511,700            17,679
   Tosco Corp.                                       511,700            17,290
                                                                 -------------
                                                                 $      82,343
                                                                 -------------
MACHINERY--OIL WELL EQUIPMENT & SERVICES (15.3%)
 * Weatherford International, Inc.                   777,799            38,019
   Baker Hughes, Inc.                                879,300            36,359
 * Noble Drilling Corp.                              716,400            32,324
 * Nabors Industries, Inc.                           437,500            25,817
   Halliburton Co.                                   614,100            25,295
 * Rowan Cos., Inc.                                  797,100            21,761
 * Cooper Cameron Corp.                              256,200            16,456
                                                                 -------------
                                                                 $     196,031
                                                                 -------------
OFFSHORE DRILLING (1.5%)
   ENSCO International, Inc.                         511,700     $      18,447
                                                                 -------------
OIL--CRUDE PRODUCERS (11.5%)
   EOG Resources, Inc.                               669,700            29,293
   Devon Energy Corp.                                467,904            25,641
   Burlington Resources, Inc.                        602,800            25,498
   Cabot Oil & Gas Corp. Class A                     861,000            24,125
   Anadarko Petroleum Corp.                          400,000            22,760
   Ultramar Diamond
     Shamrock Corp.                                  442,000            12,632
 * Barrett Resources Corp.                           167,500             7,621
                                                                 -------------
                                                                 $     147,570
                                                                 -------------
OIL--INTEGRATED DOMESTIC (18.3%)
   Chevron Corp.                                     609,400            50,751
   Unocal Corp.                                    1,200,000            41,424
   Phillips Petroleum Co.                            500,000            29,315
   Kerr-McGee Corp.                                  416,200            26,911
   Amerada Hess Corp.                                360,000            24,984
   USX-Marathon Group                                850,000            23,256
   Occidental Petroleum Corp.                      1,023,500            23,244
   Murphy Oil Corp.                                  258,200            14,960
                                                                 -------------
                                                                 $     234,845
                                                                 -------------
OIL--INTEGRATED INTERNATIONAL (9.4%)
   Exxon Mobil Corp.                                 660,600            55,589
   Texaco Inc.                                       643,088            39,486
   Conoco Inc. Class A                               900,000            24,795
                                                                 -------------
                                                                 $     119,870
                                                                 -------------
UTILITIES--GAS PIPELINES (2.8%)
   Equitable Resources, Inc.                         614,100     $      36,035
                                                                 -------------
------------------------------------------------------------------------------
TOTAL UNITED STATES                                              $     835,141
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
ENERGY FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
INTERNATIONAL (29.6%)
-------------------------------------------------------------------------------
BRAZIL (1.5%)
 * Petroleo Brasileiro ADR                     $     664,800     $      18,801
                                                                 --------------
CANADA (14.2%)
   Suncor Energy, Inc.                             1,448,400            33,520
   Alberta Energy Co., Ltd.                          767,600            31,547
   Petro-Canada                                    1,325,800            30,859
 * Anderson Exploration Ltd.                       1,536,101            29,923
 * Canadian Natural
     Resources Ltd.                                  600,000            17,482
   Shell Canada Ltd. Class A                         644,100            15,824
 * Paramount Resources Ltd.                        1,106,300            10,610
   PanCanadian Petroleum Ltd.                        290,000             7,301
 * Western Oil Sands Inc.                            500,000             4,745
                                                                 --------------
                                                                 $     181,811
                                                                 --------------
FRANCE (2.0%)
   TotalFinaElf SA ADR                         $     358,200     $      26,328
                                                                 --------------

ITALY (2.0%)
(1)ENI SpA ADR                                       409,400     $      26,611
                                                                 --------------

NORWAY (2.3%)
Norsk Hydro ASA ADR                                  662,900     $      28,942
                                                                 --------------
SPAIN (1.1%)
Repsol-YPF, SA ADR                                   800,000     $      13,784
                                                                 --------------

UNITED KINGDOM (6.5%)
Shell Transport & Trading Co. ADR                    821,700            41,019
BP Amoco PLC ADR                                     700,000            36,050
Lasmo PLC                                          2,046,900             5,944
                                                                 --------------
                                                                 $      83,013
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                              $     379,290
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $817,098)                                               $   1,214,431
-------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.70%, 2/1/2001                             $      67,661     $      67,661
   5.70%, 2/1/2001--Note G                            26,585            26,585
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $94,246)                                                $      94,246
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
   (Cost $911,344)                                               $   1,308,677
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
-------------------------------------------------------------------------------
Other Assets--Note C                                             $       2,022
Liabilities--Note G                                                    (29,924)
                                                                 --------------
                                                                       (27,902)
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 47,559,495 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                                     $   1,280,775
===============================================================================

NET ASSET VALUE PER SHARE                                        $       26.93
===============================================================================
 *See Note A in Notes to Financial Statements.
 *Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.

-----------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                            AMOUNT            PER
                                             (000)          SHARE
-----------------------------------------------------------------
Paid-in Capital--Note E                $   887,995      $  18.67
Overdistributed Net Investment
Income--Note E                                (798)         (.02)
Accumulated Net Realized
Losses--Note E                              (3,755)         (.08)
Unrealized Appreciation--Note F            397,333          8.36
-----------------------------------------------------------------
NET ASSETS                             $ 1,280,775      $  26.93
=================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities are shown separately.

--------------------------------------------------------------------------------
                                                                     ENERGY FUND
                                                     YEAR ENDED JANUARY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $  19,147
  Interest                                                                3,014
  Security Lending                                                          154
--------------------------------------------------------------------------------
    Total Income                                                      $  22,315
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          697
  The Vanguard Group--Note C
    Management and Administrative                                         3,709
    Marketing and Distribution                                              113
  Custodian Fees                                                            182
  Auditing Fees                                                               7
  Shareholders' Reports                                                      68
  Trustees' Fees and Expenses                                                 2
--------------------------------------------------------------------------------
    Total Expenses                                                    $   4,778
    Expenses Paid Indirectly--Note D                                       (128)
--------------------------------------------------------------------------------
    Net Expenses                                                      $   4,650
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 $  17,665
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                            $  63,817
Foreign Currencies                                                    $     (12)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     $  63,805
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      $ 241,200
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 322,670
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------
                                                            ENERGY FUND
                                                       YEAR ENDED JANUARY 31,
                                                  ----------------------------
                                                       2001              2000
                                                      (000)             (000)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $  17,665         $  16,298
  Realized Net Gain                                  63,805            15,820
  Change in Unrealized Appreciation (Depreciation)  241,200           169,016
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Operations                            $   322,670         $ 201,134
------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             (16,258)          (16,330)
  Realized Capital Gain                             (62,352)               --
------------------------------------------------------------------------------
    Total Distributions                         $   (78,610)        $ (16,330)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            348,491           302,829
  Issued in Lieu of Cash Distributions               74,102            15,187
  Redeemed                                         (359,369)         (289,658)
------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions     63,224            28,358
------------------------------------------------------------------------------
  Total Increase (Decrease)                     $   307,284         $ 213,162
------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                             $   973,491         $ 760,329
------------------------------------------------------------------------------
  End of Year                                   $ 1,280,775         $ 973,491
==============================================================================

1Shares Issued (Redeemed)
  Issued                                             13,086            14,340
  Issued in Lieu of Cash Distributions                2,782               710
  Redeemed                                          (14,151)          (13,512)
------------------------------------------------------------------------------
    Net Increase in Shares Outstanding          $     1,717         $  (1,538)
==============================================================================
*Net of redemption fees of $716,000 and $835,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                              ENERGY FUND
                                                                        YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              2001         2000        1999      1998       1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  21.24     $  17.16     $ 22.68  $  23.44   $  17.19
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .39         .355         .33       .32        .25
  Net Realized and Unrealized Gain
    (Loss) on Investments                                 7.04        4.080       (5.08)      .57       6.64
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      7.43        4.435       (4.75)      .89       6.89
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.36)       (.355)       (.35)        (.32)   (.24)
  Distributions from Realized Capital Gains              (1.38)          --        (.42)       (1.33)   (.40)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (1.74)       (.355)       (.77)       (1.65)   (.64)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $  26.93     $  21.24     $ 17.16  $  22.68   $  23.44
=============================================================================================================

TOTAL RETURN                                            35.08%       25.83%     -21.20%     3.80%     40.32%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $  1,281     $    973     $   760  $  1,090   $    989
  Ratio of Total Expenses to Average Net Assets          0.41%        0.48%       0.41%     0.38%      0.39%
  Ratio of Net Investment Income to Average Net Assets   1.52%        1.63%       1.46%     1.36%      1.36%
  Portfolio Turnover Rate                                  24%          18%         22%       19%        15%
=============================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the fund had contributed capital of $257,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $119,000 and $9,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended January 31, 2001, the fund purchased $264,536,000 of investment securities and sold $279,695,000 of investment securities other than temporary cash investments.

     During the year ended January 31, 2001, the fund realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly the fund has reclassified $1,789,000 from undistributed net investment income, and $5,888,000 from accumulated net realized gains, to paid-in capital.

     For federal tax purposes, capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $3,647,000, which are available to offset future net capital gains.

F. At January 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $397,333,000, consisting of unrealized gains of $399,660,000 on securities that had risen in value since their purchase and $2,327,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at January 31, 2001, was $26,585,000, for which the fund held cash collateral of $26,585,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Energy Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (the "Fund") at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR
 VANGUARD ENERGY FUND

This information for the fiscal year ended January 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $62,796,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 65.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q510 032001

VANGUARD(R)REIT INDEX FUND

ANNUAL REPORT

[PHOTO OF SHIP]

JANUARY 31, 2001

[THE VANGUARD GROUP(R)LOGO]

SOME LESSONS
 FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard REIT Index Fund earned 26.1% during the 12 months ended January 31, 2001. This result placed us well ahead of the broad market, in line with our target index, and slightly behind our average peer mutual fund.

* Real estate investment trusts benefited from steady earnings growth and from investors' shift in focus toward value stocks.

* Since the fund's inception in 1996, it has provided an average annual return of 10.1%--just ahead of returns for its target index and its peer group.

CONTENTS

 1 Letter from the Chairman
 6 Fund Profile
 7 Glossary of Investment Terms
 8 Performance Summary
 9 Financial Statements
17 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD REIT INDEX FUND posted a 26.1% return during the fiscal year ended January 31, 2001, reflecting a comeback for real estate stocks after two years of poor performance. This result precisely matched that of our target index, trailed our peer group's average return, and was far ahead of the negative return recorded for the stock market as a whole.


2001 TOTAL RETURNS                   FISCAL YEAR ENDED
                                            JANUARY 31
------------------------------------------------------
Vanguard REIT Index Fund                         26.1%
Average Real Estate Fund*                        27.7
Morgan Stanley REIT Index                        26.1
Wilshire 5000 Index                              -3.5
------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table above presents the fiscal-year total returns (capital change plus reinvested dividends) of our fund and our average competitor. It also presents returns for our target index, the Morgan Stanley Real Estate Investment Trust Index, and for the Wilshire 5000 Total Market Index, the broadest measure of the U.S. stock market.

     Our fund's total return is based on an increase in net asset value from $9.91 per share on January 31, 2000, to $11.61 per share on January 31, 2001, and reflects distributions of $0.82 per share. These distributions consisted of $0.644 from net investment income and $0.176 from return of capital by the REITs held by the fund. The fund's distribution yield as of our fiscal year-end was 7.2%.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 was radically different from the preceding 12 months. Early in the period, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the central bank was scrambling to rev up an economic engine that seemed on the verge of stalling. Technology-related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds, the neglected asset class of the previous fiscal year, provided double-digit returns as investors sought refuge from the stock market's volatility.

     As the fiscal year got under way, the economy completed its record-breaking ninth year of uninterrupted growth. And the Fed continued a series of short-term interest rate hikes that began in mid-1999. The Fed's campaign to cool the economy and counter inflationary pressures lasted through the spring, until it had raised the federal funds rate to 6.50%. The effort certainly appears to have had a rapid slowing effect on the economy. Indeed, in hindsight, it appears that policymakers may have overreached a bit.


MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2001

                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -0.9%        13.2%        18.4%
Russell 2000 Index (Small-caps)                  3.7          7.0         11.5
Wilshire 5000 Index (Entire market)             -3.5         12.0         16.9
MSCI EAFE Index (International)                 -8.1          8.0          7.3
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     13.8%         6.5%         6.7%
Lehman 10 Year Municipal Bond Index             12.6          5.4          6.0
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                      6.0          5.3          5.3
-------------------------------------------------------------------------------
CPI
Consumer Price Index                             3.7%         2.7%         2.5%


     The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. And the unemployment rate--which hovered around 4.0% for most of the period--nudged up to 4.2% by January 2001. Energy costs, meanwhile, rose sharply, stoking inflation fears. The Fed, acknowledging the deceleration in the economy, cut short-term interest rates twice in January 2001 by a total of 100 basis points (1 percentage point). Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

A VOLATILE YEAR FOR STOCKS

The broad stock market recorded strong gains early and late in the fiscal year, although some steep declines occurred in between those rallies. After several broad market indexes hit all-time highs in March, the picture quickly changed. The technology-heavy Nasdaq Composite Index fell -34% in the five weeks after its peak. Given the slowing economy and rising energy and labor costs, investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth that were reflected in their lofty share prices. Internet-related stocks, which were the most dependent on rosy scenarios, were among the hardest hit.

     By our fiscal year-end, the Nasdaq had fallen -45% from its high; it returned -28.9% for the 12 months. As the -3.5% return of the all-market Wilshire 5000 Index suggests, not all sectors of the market suffered.

     When results are sorted by market capitalization, mid-cap stocks gen-erally provided solid 12-month returns (the Russell Midcap Index gained 13.8%), small-cap stocks posted modest gains, and large-caps declined. There was a chasm between value stocks--those seen as "cheap" relative to their earnings, book value, dividends, and other measures--and growth stocks, whose prices reflect high expectations for future earnings. The value stocks within the broad-market Russell 3000 Index (comprising the 3,000 largest U.S. stocks) returned 12.2% for the 12 months, compared with a -13.2% return for the index's growth component.

     Among sectors, the highest returns were achieved by stocks in the "other energy" category, such as oil exploration firms; the financial services group, including REITs; consumer staples companies; and health care firms. Tech shares fared the worst. Those in the large-cap Standard & Poor's 500 Index, for example, declined -21.7%, while tech stocks in the small-cap Russell 2000 Index fell -32.0%.

     Overseas  markets  faced many of the same  problems  as those in the United
States: higher energy prices, slowing economic activity, earnings shortfalls, and plunging prices in tech, media, and telecommunications stocks. These woes were exacerbated by the strengthening of the U.S. dollar, which diminished returns from foreign securities for U.S. investors.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard REIT Index Fund's strong performance during the fiscal year followed two years of disappointing performance for the fund and the real estate sector in general. Our fund's 26.1% return kept pace with that of the Morgan Stanley REIT Index but fell a bit short of the 27.7% gain recorded by the average real estate mutual fund.

     REITs benefited from steady, solid earnings gains by real estate companies and from a shift in focus among investors toward value stocks.

--------------------------------------------------------------------------------
The strong economy boosted demand for all sorts of commercial real estate--apartments, office and industrial buildings, shopping centers, and hotels.
--------------------------------------------------------------------------------

     The strong economy boosted demand for all sorts of commercial real estate--apartments, office and industrial buildings, shopping centers, and hotels. Funds from operations--a widely used measure of operating earnings for REITs--for each quarter of calendar 2000 were up by 8% to 10% in comparison with the same periods of 1999, according to the National Association of Real Estate Investment Trusts.

     The solid increases in earnings reported by REITs, their relatively high income dividends, and their relatively low valuations made them look attractive to many investors, especially as prices plunged for more speculative regions of the stock market, particularly technology and telecommunications companies.

     Share prices for REITs held up much better in the second half of our fiscal year than those for the overall market. Our fund returned 2.9% during the second half, while the Wilshire 5000 Index returned -4.8%. The slowing economy could hurt revenue and earnings growth for REITs as well as for other companies. But the Fed's decision to begin reducing interest rates instead of raising them was a positive for real estate stocks, which sometimes tend to trade like bonds in that their prices are sensitive to changing interest rates.

In general, returns from REITs continued to have a very low correlation with the movement of the broader stock market. In other words, share prices of REITs sometimes zig when the overall market zags. In fiscal 2001, that divergence was favorable. In the previous two years, REIT share prices fell while the overall market rose. If the low correlation continues--and no one knows for sure whether it will--REITs will remain a good way to diversify a portfolio that includes other stocks. In any event, the current income provided by REITs continues to be significantly higher than the income from the broad market--whose dividend yield is about 1.1%.

LIFETIME PERFORMANCE OVERVIEW

It's important to review a fund's interim results, of course, but we believe that a fund's performance is best measured over the longer haul. Although the REIT Index Fund is still relatively young, its track record now stretches nearly five years.

     The table below presents the average annual returns for the fund, its average peer, its target index, and the all-market Wilshire 5000 Index since the fund's inception on May 13, 1996. It also presents the results of hypothetical $10,000 investments made in each at that time, assuming the reinvestment of income and capital gains through January 31, 2001.


TOTAL RETURNS                                        MAY 13, 1996, TO
                                                     JANUARY 31, 2001

                                   AVERAGE             FINAL VALUE OF
                                    ANNUAL                  A $10,000
                                    RETURN         INITIAL INVESTMENT
---------------------------------------------------------------------
Vanguard REIT Index Fund             10.1%                 $   15,747
Average Real Estate Fund             10.0                      15,670
Morgan Stanley REIT Index             9.9                      15,630
Wilshire 5000 Index                  16.2                      20,338
---------------------------------------------------------------------

     As you can see, Vanguard REIT Index Fund has done its job of tracking its target index and has provided a solid absolute average annual return of 10.1%, a result fully competitive with those from actively managed funds. Neither our fund nor its competitors kept up with the broad stock market during the past five years--a period marked by stupendous performance for technology and other growth-oriented companies. Whether REITs will be market leaders or laggards in the coming years is simply not knowable. But we believe that Vanguard REIT Index Fund certainly will continue to provide a very low-cost and widely diversified means of maintaining exposure to the real estate sector.

     Our expense ratio (annual operating expenses as a percentage of average net assets) was 0.33%, or $3.30 per $1,000, during fiscal 2001, about 1.3 percentage points below the 1.69% expense ratio ($16.90 per $1,000) charged by the average real estate fund, according to data from Lipper Inc. This big gap in operating costs should provide our fund with a significant long-term advantage over other real estate funds.

     We don't know what the market has in store, but we continue to believe that investors are well advised to maintain a long-term perspective. In operating our fund, we focus not on the next month, quarter, or year, but on providing an efficient, effective investment that will endure and serve our shareholders for decades. We appreciate the trust that a long-term commitment represents, and we thank our shareholders for placing their hard-earned dollars in our care.

IN SUMMARY

The financial markets during the past 12 months certainly reinforced the importance of diversification. Just as it seemed that a single hot sector of the stock market was the only place to be, technology-related stocks swooned and value stocks came to the fore.

     For an investor who is focused on the long term, investments in discrete market segments, including real estate stocks, can help to diversify a balanced investment program that includes broad-based stock funds, bond funds, and short-term investments. Once you have achieved such a mix--reflecting your individual objectives, time horizon, and risk tolerance--we recommend that you stick with it, whether the financial markets are turbulent or calm.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

February 22, 2001

FUND PROFILE                                              AS OF JANUARY 31, 2001
 FOR REIT INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 7.


--------------------------------------------
PORTFOLIO CHARACTERISTICS
                                    WILSHIRE
                            FUND        5000
--------------------------------------------
Number of Stocks             115       6,590
Median Market Cap          $2.0B      $40.3B
Price/Earnings Ratio       16.3x       30.2x
Price/Book Ratio            1.5x        4.2x
Yield                      7.2%*        1.1%
Return on Equity           13.3%       22.8%
Earnings Growth Rate       13.3%       16.5%
Foreign Holdings            0.0%        0.0%
Turnover Rate                21%         ---
Expense Ratio              0.33%         ---
Cash Investments            1.9%         ---
--------------------------------------------

----------------------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT                         7.2%
Equity Residential Properties Trust REIT                    5.3
Simon Property Group, Inc. REIT                             3.5
ProLogis Trust REIT                                         2.8
Spieker Properties, Inc. REIT                               2.7
Boston Properties, Inc. REIT                                2.7
Public Storage, Inc. REIT                                   2.6
Apartment Investment & Management Co. Class A REIT          2.5
Avalonbay Communities, Inc. REIT                            2.5
Duke Realty Investments, Inc. REIT                          2.5
----------------------------------------------------------------
Top Ten                                                    34.3%
----------------------------------------------------------------

-------------------------------------------
VOLATILITY MEASURES
                                   WILSHIRE
                        FUND           5000
-------------------------------------------
R-Squared               0.01           1.00
Beta                    0.16           1.00
-------------------------------------------

-------------------------------------
FUND ALLOCATION BY REIT TYPE

Apartments                      23.3%
Office                          21.5
Retail                          19.4
Diversified                     14.7
Industrial                      14.5
Hotels                           6.6
-------------------------------------
Total 100.0%
-------------------------------------

-----------------------------
INVESTMENT FOCUS

MARKET CAP              SMALL
STYLE                   VALUE
-----------------------------

*This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR REIT INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                       MAY 13, 1996-JANUARY 31, 2001


                                           MORGAN
                            REIT          STANLEY
                      INDEX FUND       REIT INDEX

 1997                       30.3             30.7
 1998                       17.1             16.5
 1999                      -17.3            -17.6
 2000                       -1.0             -1.2
 2001                       26.1             26.1
--------------------------------------------------------------------------------
See Financial Highlights table on page 14 for dividend, capital gains, and return-of-capital information since the fund's inception.


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                             MAY 13, 1996-JANUARY 31, 2001
--------------------------------------------------------------------------------

                                     AVERAGE           MORGAN
                 REIT INDEX      REAL ESTATE         STANDLEY        WILSHIRE
                     FUND**            FUND+       REIT INDEX      5000 INDEX

5/14/2000             10000            10000            10000           10000
   199607             10270            10074            10276            9448
   199610             11186            10932            11201           10413
   199701             13033            12618            13066           11566
   199704             12637            12184            12664           11531
   199707             14067            13968            14081           13908
   199710             14825            14683            14842           13703
   199801             15258            14981            15217           14491
   199804             14873            14916            14797           16518
   199807             13720            13685            13644           16278
   199810             12964            12620            12913           15730
   199901             12617            12554            12546           18444
   199904             13544            13514            13442           19346
   199907             13174            13288            13057           19264
   199910             12224            12101            12131           19768
   200001             12485            12270            12391           21069
   200004             13583            13216            13472           21631
   200007             15298            15058            15166           21352
   200010             14418            14427            14301           21370
   200101             15747            15670            15630           20338
--------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001      FINAL VALUE
                            --------------------------------------  OF A $10,000
                                1 YEAR         SINCE INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
REIT Index Fund**               26.13%                   10.10%        $  15,747
Average Real Estate FundY       27.71                     9.99            15,670
Morgan Stanley REIT Index       26.14                     9.93            15,630
Wilshire 5000 Index             -3.47                    16.23            20,338
--------------------------------------------------------------------------------
 *May 13, 1996.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Derived from data provided by Lipper Inc.

FINANCIAL STATEMENTS
 JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX FUND                                         SHARES            (000)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (98.1%)
-------------------------------------------------------------------------------
   Equity Office Properties Trust REIT           $   2,560,930   $      78,107
   Equity Residential Properties Trust REIT          1,108,154          58,045
   Simon Property Group, Inc. REIT                   1,463,156          38,525
   ProLogis Trust REIT                               1,381,268          30,871
   Spieker Properties, Inc. REIT                       554,949          29,745
   Boston Properties, Inc. REIT                        727,667          29,543
   Public Storage, Inc. REIT                         1,104,999          28,730
   Apartment Investment & Management Co.
     Class A REIT                                      601,623          27,735
   Avalonbay Communities, Inc. REIT                    565,419          27,474
   Duke Realty Investments, Inc. REIT                1,073,650          26,820
   Vornado Realty Trust REIT                           730,270          26,582
   Archstone Communities Trust REIT                  1,035,440          25,990
   Host Marriott Corp. REIT                          1,864,557          25,022
   Kimco Realty Corp. REIT                             529,755          23,283
   Crescent Real Estate, Inc. REIT                     909,256          20,431
   AMB Property Corp. REIT                             710,392          17,511
   CarrAmerica Realty Corp. REIT                       562,655          16,964
   General Growth Properties Inc. REIT                 441,073          16,765
   Rouse Co. REIT                                      580,150          15,658
   Liberty Property Trust REIT                         576,498          15,652
   Mack-Cali Realty Corp. REIT                         490,883          13,480
   Arden Realty Group, Inc. REIT                       534,138          12,819
   Highwood Properties, Inc. REIT                      490,642          12,708
   Post Properties, Inc. REIT                          331,817          12,689
   Hospitality Properties Trust REIT                   477,390          12,173
   Regency Realty Corp. REIT                           481,213          11,669
   BRE Properties Inc. Class A REIT                    387,164          11,584
   Cousins Properties, Inc. REIT                       414,401          11,210
   Franchise Finance Corp. of America REIT             478,120          11,092
   Weingarten Realty Investors REIT                    263,373          10,996
   New Plan Excel Realty Trust REIT                    734,248          10,940
   Camden Property Trust REIT                          323,382          10,752
   First Industrial Realty Trust REIT                  326,217          10,716
   FelCor Lodging Trust, Inc. REIT                     444,229          10,662
   United Dominion Realty Trust REIT                   872,345           9,613
   Westfield America, Inc. REIT                        620,119           9,097
   HRPT Properties Trust REIT                        1,105,349           8,788
   Reckson Associates Realty Corp. REIT                361,236           8,706

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
REIT INDEX FUND                                         SHARES            (000)
-------------------------------------------------------------------------------
   MeriStar Hospitality Corp. REIT               $     389,208   $       8,524
   Charles E. Smith Residential Realty, Inc. REI       183,037           8,511
   Essex Property Trust, Inc. REIT                     156,268           8,087
   CenterPoint Properties Corp. REIT                   174,068           8,011
   Prentiss Properties Trust REIT                      305,468           7,582
   Storage USA, Inc. REIT                              227,052           7,509
   Chateau Communities, Inc. REIT                      240,785           7,474
   Washington REIT                                     302,057           6,751
   Cabot Industrial Trust REIT                         343,229           6,744
   Federal Realty Investment Trust REIT                333,714           6,581
   Shurgard Storage Centers, Inc. Class A REIT         252,899           6,449
   Developers Diversified Realty Corp. REIT            460,956           6,334
   Brandywine Realty Trust REIT                        305,102           6,285
   Pan Pacific Retail Properties, Inc. REIT            270,129           6,072
   The Macerich Co. REIT                               288,772           6,009
   Kilroy Realty Corp. REIT                            223,599           5,948
   Realty Income Corp. REIT                            224,634           5,843
   SL Green Realty Corp. REIT                          206,954           5,782
   CBL & Associates Properties, Inc. REIT              209,686           5,714
   Gables Residential Trust REIT                       196,763           5,462
   Summit Properties, Inc. REIT                        223,144           5,407
   PS Business Parks, Inc. REIT                        195,225           5,173
   Chelsea Property Group REIT                         134,747           5,134
*  Pinnacle Holdings Inc. REIT                         409,680           5,019
   Sun Communities, Inc. REIT                          147,862           4,947
   Home Properties of New York, Inc. REIT              181,080           4,925
   Taubman Co. REIT                                    434,180           4,863
   Manufactured Home Communities, Inc. REIT            174,994           4,823
   Colonial Properties Trust REIT                      175,415           4,791
   Alexandria Real Estate Equities, Inc. REIT          131,115           4,707
   Glenborough Realty Trust, Inc. REIT                 245,012           4,609
   Mills Corp. REIT                                    203,284           3,923
   Innkeepers USA Trust REIT                           293,582           3,508
   Koger Equity, Inc. REIT                             226,653           3,443
   Mid-America Apartment Communities, Inc. REIT        148,354           3,382
   AMLI Residential Properties Trust REIT              150,902           3,380
   JDN Realty Corp. REIT                               277,541           3,375
   Cornerstone Realty Income Trust, Inc. REIT          293,082           3,206
   Bedford Property Investors, Inc. REIT               157,436           3,119
   RFS Hotel Investors, Inc. REIT                      207,205           3,058
   Commercial Net Lease Realty REIT                    256,915           2,942
   EastGroup Properties, Inc. REIT                     132,485           2,941
   Glimcher Realty Trust REIT                          201,188           2,929
   Reckson Associates Realty Corp. Class B REIT        108,899           2,787
   Town & Country Trust REIT                           134,975           2,619
   National Golf Properties, Inc. REIT                 108,826           2,574
   JP Realty Inc. REIT                                 137,488           2,512
   Capital Automotive REIT                             176,760           2,497
   Great Lakes, Inc. REIT                              140,818           2,483
   Parkway Properties Inc. REIT                         82,949           2,435
   Equity Inns, Inc. REIT                              310,683           2,408
   Pennsylvania REIT                                   114,143           2,397
   First Washington Realty Trust, Inc. REIT             89,951           2,360
   LaSalle Hotel Properties REIT                       143,790           2,322
   IRT Property Co. REIT                               264,133           2,298
   Sovran Self Storage, Inc. REIT                      101,613           2,195
   Saul Centers, Inc. REIT                             116,341           2,048
   Mission West Properties Inc. REIT                   144,510           1,986
   Prime Group Realty Trust REIT                       131,879           1,899
(1)Lexington Corporate Properties Trust REIT           145,329           1,860
   Kramont Realty Trust REIT                           158,506           1,728
   Entertainment Properties Trust REIT                 124,525           1,713
   Corporate Office Properties Trust, Inc. REIT        173,844           1,671
   U.S. Restaurant Properties, Inc. REIT               130,708           1,579
   Boykin Lodging Co. REIT                             144,965           1,524
   Mid Atlantic Realty Trust REIT                      116,076           1,509
   Tanger Factory Outlet Centers, Inc. REIT             66,952           1,486
   Burnham Pacific Properties, Inc. REIT               274,834           1,446
   Investors Real Estate Trust REIT                    177,806           1,439
   Associated Estates Realty Corp. REIT                166,181           1,394
   Center Trust, Inc. REIT                             226,545           1,393
   Crown American Realty Trust REIT                    222,625           1,362
   Winston Hotels, Inc. REIT                           143,931           1,222
   Pacific Gulf Properties, Inc. REIT                  180,418           1,178

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                        SHARES           (000)
-------------------------------------------------------------------------------
Equity One, Inc. REIT                            $     100,247   $       1,052
Captec Net Lease Realty, Inc. REIT                      80,435           1,000
-------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (COST $1,047,722)                                             $   1,070,799
-------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.70%, 2/1/2001                               $      18,931   $      18,931
   5.70%, 2/1/2001--Note F                               2,030           2,030
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $20,961)                                                $      20,961
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (COST $1,068,683)                                             $   1,091,760
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
   Other Assets--Note B                                          $       3,630
   Liabilities--Note F                                                  (3,673)
                                                                 --------------
                                                                 $         (43)
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 94,029,084 outstanding
   $.001 par value shares of beneficial interest
     (unlimited authorization)                                   $   1,091,717
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                        $       11.61
================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers.
   See Note F in Notes to Financial Statements.

---------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
---------------------------------------------------------------

                                           AMOUNT           PER
                                            (000)         SHARE
---------------------------------------------------------------
Paid-in Capital--Note D               $ 1,113,410      $ 11.84
Overdistributed Net
Investment Income--Note D                    (748)        (.01)
Accumulated Net Realized
Losses--Note D                            (44,022)        (.47)
Unrealized Appreciation--Note E            23,077          .25
---------------------------------------------------------------
NET ASSETS                            $ 1,091,717      $ 11.61
===============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                                REIT INDEX FUND
                                                    YEAR ENDED JANUARY 31, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                         $    58,198
  Interest                                                                1,164
  Security Lending                                                           56
--------------------------------------------------------------------------------
    Total Income                                                    $    59,418
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Fees                                                 15
    Management and Administrative                                         3,005
    Marketing and Distribution                                              120
  Custodian Fees                                                             30
  Auditing Fees                                                               7
  Shareholders' Reports                                                      54
  Trustees' Fees and Expenses                                                 2
--------------------------------------------------------------------------------
    Total Expenses                                                  $     3,233
    Expenses Paid Indirectly--Note C                                $        (4)
--------------------------------------------------------------------------------
    Net Expenses                                                    $     3,229
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               $    56,189
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                                     8,649
  Investment Securities Sold                                             (4,693)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                   $     3,956
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                           $   159,914
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   220,059
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             REIT INDEX FUND
                                                         YEAR ENDED JANUARY 31,
                                                      --------------------------
                                                        2001              2000
                                                       (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $   56,189        $   57,767
  Realized Net Gain (Loss)                             3,956            (5,512)
  Change in Unrealized Appreciation
    (Depreciation)                                   159,914           (67,660)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                    $  220,059        $  (15,405)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (57,697)          (57,949)
  Realized Capital Gain                                   --                --
  Return of Capital                                  (15,818)           (9,481)
--------------------------------------------------------------------------------
    Total Distributions                           $  (73,515)       $  (67,430)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             291,949           316,761
  Issued in Lieu of Cash Distributions                62,084            59,804
  Redeemed *                                        (296,482)         (310,380)
--------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions  $   57,551        $   66,185
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       $  204,095        $  (16,650)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                               $  887,622        $  904,272
--------------------------------------------------------------------------------
  End of Year                                     $1,091,717        $  887,622
================================================================================

1Shares Issued (Redeemed)
  Issued                                              26,821            29,923
  Issued in Lieu of Cash Distributions                 5,632             5,923
  Redeemed                                           (27,976)          (29,977)
--------------------------------------------------------------------------------
    Net Increase in Shares Outstanding            $    4,477        $    5,869
================================================================================
*Net of redemption fees of $293,000 and $439,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


----------------------------------------------------------------------------------------------------------------
                                                                      REIT INDEX FUND
                                                                YEAR ENDED JANUARY 31,                   MAY 13,
                                                      -------------------------------------------       1996* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2001         2000        1999      1998  JAN. 31, 1997
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $   9.91     $  10.81     $ 13.98  $  12.64  $      10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .642         .660        .666      .590          .341
  Net Realized and Unrealized Gain
    (Loss) on Investments                                1.878        (.780)     (3.026)    1.520         2.659
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.520        (.120)     (2.360)    2.110         3.000
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.644)       (.670)      (.666)    (.590)        (.341)
  Distributions from Realized Capital Gains                 --           --          --     (.086)        (.005)
  Return of Capital                                      (.176)       (.110)      (.144)    (.094)        (.014)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.820)       (.780)      (.810)    (.770)        (.360)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  11.61     $   9.91     $ 10.81  $  13.98  $      12.64
================================================================================================================

TOTAL RETURN**                                          26.13%       -1.04%     -17.31%    17.08%        30.33%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $  1,092     $    888     $   904  $  1,317  $        655
  Ratio of Total Expenses to Average Net Assets          0.33%        0.33%       0.26%     0.24%        0.36%+
  Ratio of Net Investment Income to Average Net Assets   5.73%         5.98%      5.19%     4.66%        5.55%+
  Portfolio Turnover Rate                                21%++          12%         29%        2%            0%
================================================================================================================

 *Inception.
**Total  return  figures do not reflect the 1% fee  assessed on  redemptions  of shares held for less than one year.
 +Annualized.
++The portfolio turnover rate excluding in-kind redemptions was 14%.

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the fund had contributed capital of $208,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2001, custodian fee offset arrangements reduced expenses by $4,000.

D. During the year ended January 31, 2001, the fund purchased $245,825,000 of investment securities and sold $196,944,000 of investment securities other than temporary cash investments.

     During the year ended January 31, 2001, the fund realized $2,681,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     The fund has reclassified $1,275,000 from paid-in capital to undistributed net invest- ment income, representing utilized capital loss carryforwards that are required to be included in distributable net income for tax purposes. At January 31, 2001, the fund had available a capital loss carryforward of $44,022,000 to offset future net capital gains of $6,707,000 through January 31, 2007, and $37,315,000 through January 31, 2008.

E. At January 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $23,077,000, consisting of unrealized gains of $88,435,000 on securities that had risen in value since their purchase and $65,358,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at January 31, 2001, was $1,856,000, for which the fund held cash collateral of $2,030,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard REIT Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (the "Fund") at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

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www.vanguard.com

FUND INFORMATION
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This report is intended for the fund's  shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1230 032001

VANGUARD(R)HEALTH CARE FUND

ANNUAL REPORT

[PHOTO OF SHIP]

JANUARY 31, 2001

[THE VANGUARD GROUP(R)LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Health Care Fund earned a remarkable return of 43.4% during its 2001 fiscal year.

* Health care stocks were a bright spot in an otherwise dreary year for the U.S. stock market, which declined -3.5% during the 12 months ended January 31, 2001.

*    Our fund's return was the second highest in its 16-year history.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Report on After-Tax Returns

12 Financial Statements

22 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

During a terrific 12 months for health care stocks, vanguard health care fund earned an excellent total return of 43.4%, outpacing its mutual fund peers and topping the return of the broad stock market by an amazing 47 percentage points. Our success came largely from our deft moves into--and out of--the biotechnology sector and from strong stock selection.

2001 TOTAL RETURNS                   FISCAL YEAR ENDED
                                            JANUARY 31
------------------------------------------------------
Vanguard Health Care Fund                        43.4%
Average Health/Biotechnology Fund*               30.2
S&P Health Sector Index                          17.3
Wilshire 5000 Index                              -3.5
------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table above presents our total return (capital change plus reinvested dividends) along with those of our comparative measures and the broad stock market, which is measured by the Wilshire 5000 Total Market Index.

     The fund's total return is based on an increase in net asset value from $98.83 per share on January 31, 2000, to $123.04 per share on January 31, 2001, and is adjusted for dividends totaling $1.07 per share paid from net investment income and distributions totaling $15.93 per share paid from net realized capital gains.

     If you own Vanguard Health Care Fund in a taxable account, we call your attention to our report on the fund's after-tax returns on page 11.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 was radically different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the Fed was scrambling to rev up an economic engine that seemed on the verge of stalling. Technology-related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds--the neglected asset class of the previous fiscal year--provided double-digit returns as investors sought refuge from the stock market's volatility.

     At the start of the fiscal year, the U.S. economy seemed like a juggernaut. In February 2000, the economy completed its record-breaking ninth year of uninterrupted growth. Unemployment hovered around 4.0% for most of the 12 months. But energy costs rose sharply, stoking inflation fears. The Fed continued the series of short-term interest rate hikes that it started in mid-1999 to cool the economy and counter inflationary pressures, raising its target for the federal funds rate to 6.00% for the first time in more than five years (the target rate peaked at 6.50% in May).


MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2001

                                                  ONE       THREE          FIVE
                                                 YEAR       YEARS         YEARS
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -0.9%       13.2%         18.4%
Russell 2000 Index (Small-caps)                  3.7         7.0          11.5
Wilshire 5000 Index (Entire market)             -3.5        12.0          16.9
MSCI EAFE Index (International)                 -8.1         8.0           7.3
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     13.8%        6.5%          6.7%
Lehman 10 Year Municipal Bond Index             12.6         5.4           6.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       6.0         5.3           5.3
-------------------------------------------------------------------------------
CPI
Consumer Price Index                             3.7%        2.7%          2.5%


     The Fed's campaign certainly appears to have had a rapid slowing effect on the economy. The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. And the unemployment rate nudged up to 4.2% of the workforce by January 2001. The Fed left short-term interest rates unchanged from May through December, but it dramatically reversed course in January, cutting rates twice by a total of 100 basis points (1 percentage point). And Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

     For stocks, strong gains were recorded early and late in the fiscal year. In between came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq Composite Index fell -34% in the five weeks after its March peak. Given the slowing economy and rising energy and labor costs, investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth that were reflected in their lofty share prices. Internet-related stocks, which were the most dependent on rosy scenarios, were among the hardest hit. Numerous dot-coms, unable to generate any operating profits, depleted their start-up money and folded.

     By the fiscal year-end, the Nasdaq had fallen -45% from its high in March 2000, and it posted a -28.9% return for the 12 months. Things were considerably better for the overall stock market, which ended the fiscal year with a -3.5% return, as measured by the Wilshire 5000 Index.

     Not all sectors of the market suffered. When results are sorted by market capitalization, mid-cap stocks generally provided solid 12-month returns, small-cap stocks posted modest gains, and large-caps declined. The disparity in returns was most evident in the split between value stocks (those seen as "cheap" relative to their earnings, book value, dividends, and other measures) and growth stocks (whose prices reflect high expectations for future earnings). The value stocks within the broad-market Russell 3000 Index
(comprising the 3,000 largest U.S. stocks) returned 12.2% for the 12 months, compared with a -13.2% return for the index's growth component.

     Among sectors, stocks within the "other energy" group (such as oil exploration firms) and those in the financial services, consumer staples, and health care groups provided the highest returns and tech shares posted the lowest. Health care stocks benefited from a boom in biotechnology stocks early in the period. However, when tech stocks crumbled in early spring, investors--many of whom were drawn to the relative safety of the health care sector--shifted their focus to health-services companies, such as clinical laboratories, wholesalers of drugs and medical supplies, and HMO providers.

     The bond market was a relative haven for investors compared with the stock market during the fiscal year. Bond prices received a boost, and bond yields fell, in part because of a drop in supplies of U.S. Treasury securities. As prices rose, yields fell, with the 30-year Treasury bond's yield declining 99 basis points to 5.50% and the 10-year note's yield falling 156 basis points to 5.11%. Meanwhile, the 3-month Treasury bill's yield, which tends to slightly lag changes in the Fed's interest rate target, fell 70 basis points to 4.99%.

--------------------------------------------------------------------------------
Health care stocks benefited from a boom in biotechnology stocks early in the period.
--------------------------------------------------------------------------------

     Higher-quality corporate bonds also performed well, although price gains were less than those for Treasury securities. The overall U.S. taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned a solid 13.8% for the fiscal year.

     Overseas  markets  faced many of the same  problems  as those in the United
States: higher energy prices, slowing economic activity, earnings shortfalls, and plunging prices in technology, media, and telecommunications stocks. The problems in international markets were exacerbated by the strengthening of the U.S. dollar, which diminished returns from foreign securities for U.S. investors. Most of the major currencies fell relative to the dollar over the 12 months.

FISCAL 2001 PERFORMANCE OVERVIEW

Vanguard Health Care Fund's 43.4% return for fiscal 2001 was the second- best absolute gain in the fund's 16-year history--the fund returned 45.5% in fiscal 1996--and was, by far, its best-ever performance in relation to the broad stock market.

     The fund's very strong absolute return was due in part to the excellent performance of health care stocks in general. However, our margin over other health care funds can be credited to the investment management expertise of our adviser, Wellington Management Company, which has managed the fund since its inception in 1984.

     Specifically, health-services stocks performed well during the fiscal year, as did several of our holdings among the big pharmaceutical companies. In addition, our investment adviser took significant profits from several biotech companies near their peaks in early spring.

     The Report from the Adviser on page 6 includes more details about specific holdings.

     As you know, on December 4, 2000, the board of trustees of the Health Care Fund raised the fund's minimum initial investment from $10,000 to $25,000. The increase was aimed at moderating cash inflows and controlling asset growth. (The fund's assets increased from more than $10 billion when the fiscal year began to more than $17 billion on January 31, 2001.) As the fiscal year progressed, cash flowed into the fund at an increasingly rapid pace, primarily as a result of the fund's terrific performance. Though the influx of cash has not hindered our investment adviser's ability to effectively manage the fund, the board decided to raise the minimum investment to preserve the fund's long-term investment flexibility.

LONG-TERM PERFORMANCE OVERVIEW

The record our fund has established over the past decade is impressive, to say the least. The table below presents the average annual return of our fund, along with those of its comparative measures, over the past decade. It also presents the results of a hypothetical $25,000 investment--the minimum initial investment required for the Health Care Fund--in each.


TOTAL RETURNS                                        TEN YEARS ENDED
                                                    JANUARY 31, 2001

                                     AVERAGE          FINAL VALUE OF
                                      ANNUAL               A $25,000
                                      RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------
Vanguard Health Care Fund              23.8%              $  210,672
Average Health/Biotechnology
 Fund                                  20.2                  157,094
S&P Health Sector Index                19.6                  149,466
Wilshire 5000 Index                    16.9                  118,813
--------------------------------------------------------------------

     As you can see, our performance, both on an absolute basis and relative to competing funds, was outstanding.

     Because our fund has provided a long history of eye-popping returns--during our 16 full fiscal years our return has been 20% or higher 12 times-- it's easy to forget that an investment in a single market sector is inherently risky. The fund's concentration in the health care industry means that its results will always be closely tied to developments and market sentiment--both positive and negative--within the sector. We try to mitigate this risk by providing a portfolio that is widely diversified within the health care sector. We believe that this approach, combined with operating costs that are far lower than those of our competitors--our expense ratio of 0.34% is a fraction of the 1.72% charged by our peers--means that our fund is less risky than most of its peers and should outpace them over the long term.

     We stress that investors should not expect the fund's future returns to match its past results. Though our fund has established a terrific record during its lifetime, there's no guarantee whatsoever that it will continue to outperform broad market measures. And investors should expect that our fund--like any sector-specific portfolio--will experience plenty of turbulence. We're grateful for the trust that your investment in the fund represents, and we urge you to maintain a long-term perspective in evaluating our fund.

IN SUMMARY

The generally disappointing performance provided by the stock market during the fiscal year may have been difficult for some investors to endure, but it should have come as no surprise. Down periods in the financial markets can occur at any time and can persist for extended periods.

     Because the timing and duration of market declines--as well as market surges--are nearly impossible to predict, we urge investors to diversify their investments not only across asset classes (stocks, bonds, and short-term investments), but also within asset classes. For those who are willing to shoulder the additional risk of emphasizing a specific segment of the market in order to garner its potential reward, we believe that our fund, with its prudently diversified, low-cost strategy, is the best route to making sure that you capture as much of the health care sector's return as possible.

Sincerely,




/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

FEBRUARY 16, 2001

REPORT
 FROM THE ADVISER                             WELLINGTON MANAGEMENT COMPANY, LLP

VANGUARD HEALTH CARE FUND had another excellent year, returning 43.4% for the fiscal year ended January 31, 2001. This result well exceeded the 17.3% gain for the S&P Health Sector Index, the 30.2% gain for the average health/biotechnology mutual fund, and, most dramatically, the -0.9% decline for the S&P 500 Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across the sector.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

The fiscal year began with technology stock mania, which in the health care sector manifested itself through intense interest in genomic, biotechnology, and health care Internet stocks. This "biotech bubble" collapsed in March, and by summer interest had shifted to more stable, value-oriented health care names that benefited from investors' flight to quality in the face of a weakening economy. Finally, January 2001 saw a sharp retrenchment in health care stocks, as interest rate cuts by the Federal Reserve Board shifted investors' psychology away from safety.

OUR SUCCESSES

The fund navigated through these changing conditions fairly well. We sold about half of our biotech position during the bubble, switching those assets into health care services, which did well the rest of the year. We also took advantage of the sector's weakness during January 2001 to increase our weighting in the large pharmaceutical companies and to reduce the cash position that began to build as new investors arrived late in the year.

     The timely shift to a greater focus on health services was the single most important factor in our superior performance this year. Companies such as Quest Diagnostics, Laboratory Corp. of America, AmeriSource Health, Cardinal Health, and UnitedHealth Group were among the biggest contributors to performance. Standout performers in other health care subsectors included the global pharmaceutical company Pharmacia, our largest holding, as well as biotech companies Vertex Pharmaceuticals and Immunex, two investments in which we took significant profits early in the year.

OUR SHORTFALLS

Our European stocks underperformed the rest of our holdings during the year, in part because of the euro's weakness. Japanese stocks were very strong in the first half of the year, but gave back most of their gains during the second half. We believe that our international stocks will perform better this year, so we have increased our weighting in this area.

THE FUND'S POSITIONING

Stock-price appreciation and investor cash flow increased the fund's assets to $17.2 billion as of January 31, 2001. Our management style, which focuses on the long term and emphasizes diversification and low turnover, is conducive to success with large assets. We believe that it is important for our investors to share this philosophy. We hope that our new investors are not chasing our recent strong performance, because we believe the current year will be very tough for health care stocks. We base this opinion on the high valuation levels at which health care stocks began the fiscal year.

     Over the longer term, the health care industry remains one of the best-positioned sectors for continued growth, as the fruits of the biotechnology revolution are set to reach commercialization in the coming decades.


Edward P. Owens, Senior Vice President and Portfolio Manager

February 15, 2001



PORTFOLIO CHANGES                                  YEAR ENDED JANUARY 31, 2001

    ADDITIONS                     COMMENTS
--------------------------------------------------------------------------------
    Bausch & Lomb                 Value increased as stock collapsed.
    ----------------------------------------------------------------------------
    Roche Holding                 Weakness in stock; euro makes it attractive.
    ----------------------------------------------------------------------------
    Becton, Dickinson             Growth in safety sharps (syringes, etc.) to
                                  drive valuation.
    ----------------------------------------------------------------------------
    IMS  Health                    Leading information technology provider  for
                                  the pharmaceutical industry.
    ----------------------------------------------------------------------------

    REDUCTIONS
    ----------------------------------------------------------------------------
    Immunex                       Sold half during biotech bubble.
    ----------------------------------------------------------------------------
    Human Genome Sciences         Sold during biotech bubble.
    ----------------------------------------------------------------------------
    IDEC Pharmaceuticals          Sold half during biotech bubble.
    ----------------------------------------------------------------------------
    Quest Diagnostics             Sold half after impressive run.
--------------------------------------------------------------------------------
                                                                     SEE PAGE 12
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                              AS OF JANUARY 31, 2001
 FOR HEALTH CARE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 9.


----------------------------------------------
PORTFOLIO CHARACTERISTICS
                                      WILSHIRE
                              FUND        5000
----------------------------------------------
Number of Stoc                 142       6,590
Median Market Cap           $18.4B      $40.3B
Price/Earnings Ratio         43.2x       30.2x
Price/Book Ratio              4.7x        4.2x
Yield                         1.0%        1.1%
Return on Equity             16.9%       22.8%
Earnings Growth Rate          3.3%       16.5%
Foreign Holdings             22.4%        0.0%
Turnover Rate                  21%          --
Expense Ratio                0.34%          --
Cash Investments              9.6%          --
----------------------------------------------

-------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pharmacia Corp.                  6.2%
American Home Products Corp.     3.4
Pfizer, Inc.                     3.3
Merck & Co., Inc.                3.0
McKesson HBOC, Inc.              2.7
Abbott Laboratories              2.6
UnitedHealth Group Inc.          2.3
HCA-The Healthcare Co.           2.2
GlaxoSmithKline PLC ADR          2.2
Cardinal Health, Inc.            2.2
-------------------------------------
Top Ten                         30.1%
-------------------------------------

---------------------------------
VOLATILITY MEASURES
                         WILSHIRE
                  FUND       5000
---------------------------------
R-Squared         0.30       1.00
Beta              0.46       1.00
---------------------------------

----------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

Biotech Research & Production             2.6%
Consumer Discretionary                    1.0
Consumer Staples                          0.3
Drugs & Pharmaceuticals                  42.1
Electronics--Medical Systems              0.6
Financial Services                        0.1
Health & Personal Care                    4.0
Health Care Facilities                    7.4
Health Care Management Services           8.3
International                            22.4
Materials & Processing                    2.0
Medical & Dental Instruments & Supplies   7.3
Medical Services                          0.9
Producer Durables                         0.2
Technology                                0.2
Other                                     0.6
----------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP            LARGE
STYLE                GROWTH
---------------------------
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in the fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR HEALTH CARE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS (%)                   JANUARY 31, 1991-JANUARY 31, 2001

                           HEALTH       S&P HEALTH
                        CARE FUND     SECTOR INDEX

1992                         34.0             40.7
1993                         -2.9            -17.0
1994                         21.2              0.1
1995                          9.8             21.0
1996                         45.5             54.2
1997                         20.6             28.1
1998                         27.4             38.6
1999                         37.4             35.5
2000                         10.6             -2.9
2001                         43.4             17.3
--------------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         JANUARY 31, 1991-JANUARY 31, 2001
--------------------------------------------------------------------------------
                               AVERAGE
                               HEALTH/
              HEALTH     BIOTECHNOLOGY    S&P 500    S&P HEALTH      WILSHIRE
          CARE FUND*             FUND*      INDEX  SECTOR INDEX     500 INDEX

199101         25000             25000     25000         25000         25000
199104         28176             29090     27501         29057         27854
199107         29568             31341     28649         31558         28977
199110         31985             36607     29225         33538         29976
199201         33493             39833     30673         35172         31934
199204         31706             32951     31360         32822         31993
199207         32775             34127     32313         33282         32810
199210         32472             34590     32135         31479         32895
199301         32514             34949     33918         29206         35296
199304         31566             31339     34257         27956         35348
199307         31974             31728     35135         25536         36620
199310         36422             37070     36937         27842         38743
199401         39410             39622     38286         29248         40023
199404         36270             35486     36079         26984         37712
199407         37147             34152     36947         28259         38162
199410         41744             40984     38365         32574         39715
199501         43267             40596     38489         35381         39614
199504         46109             41887     42381         37932         43328
199507         51159             45938     46594         42166         48127
199510         54932             53181     48509         46861         49943
199601         62942             60379     53370         54557         54327
199604         66677             62052     55185         52755         57263
199607         64631             54634     54314         53584         55197
199610         68186             63350     60197         60715         60834
199701         75937             67920     67429         69888         67566
199704         77845             62598     69055         71432         67363
199707         91978             72996     82632         84689         81250
199710         91395             80897     79527         83191         80052
199801         96723             79324     85574         96841         84658
199804        110255             87399     97414        108336         96499
199807        113201             81559     98568        114624         95094
199810        119746             85250     97016        117954         91893
199901        132892             93539    113376        131195        107750
199904        134155             88885    118672        127854        113021
199907        136396             90914    118482        122624        112542
199910        136914             97185    121919        131188        115484
200001        146940            120628    125106        127448        123083
200004        166201            130403    130691        129929        126370
200007        187553            148062    129115        139456        124740
200010        210120            176128    129346        152149        124844
200101        210672            157094    123980        149466        118813
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED JANUARY 31, 2001    FINAL VALUE
                                 ---------------------------------  OF A $25,000
                                 1 YEAR      5 YEARS     10 YEARS     INVESTMENT
--------------------------------------------------------------------------------
Health Care Fund*                41.94%       27.33%       23.76%      $ 210,672
Average Health/Biotechnology
  Fund**                         30.23        21.08        20.18         157,094
S&P 500 Index                    -0.90        18.36        17.37         123,980
S&P Health Sector Index          17.28        22.33        19.58         149,466
Wilshire 5000 Index              -3.47        16.94        16.87         118,813
--------------------------------------------------------------------------------
 *Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consider-ation for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.



PRE-TAX AND AFTER-TAX
AVERAGE ANNUAL TOTAL RETURNS                                              YEAR ENDED JANUARY 31, 2001

                                         ONE YEAR*               FIVE YEARS             TEN YEARS
                                    -----------------------------------------------------------------
                                    PRE-TAX  AFTER-TAX      PRE-TAX  AFTER-TAX     PRE-TAX  AFTER-TAX
-----------------------------------------------------------------------------------------------------
Vanguard Health Care Fund             43.4%      39.0%        27.3%      25.1%       23.8%      21.6%
Average Specialty Health Care
   Fund**                             29.9       26.0         16.6       14.0        18.6       16.0
-----------------------------------------------------------------------------------------------------

 *Performance figures do not reflect the fund's transaction fees.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Neither pre-tax nor after-tax returns account for redemption fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
HEALTH CARE FUND                                        SHARES           (000)
------------------------------------------------------------------------------
COMMON STOCKS (90.4%)
------------------------------------------------------------------------------
UNITED STATES (70.1%)
------------------------------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (2.4%)
*(1)Quintiles Transnational Corp.                $   7,308,200    $    160,780
*   IDEC Pharmaceuticals Corp.                       1,410,000          82,926
*   Genentech, Inc.                                    800,000          47,400
*   Cor Therapeutics, Inc.                           1,060,000          41,340
*   BioChem Pharma Inc.                                918,200          31,735
*   IDEXX Laboratories Corp.                           909,300          20,175
*   Cephalon, Inc.                                     290,000          16,965
    Baxter International, Inc.                          67,500           5,932
*   Kendle International, Inc.                         220,000           2,722
*   Edwards Lifesciences Corp.                          13,500             246
                                                                  ------------
                                                                  $    410,221
                                                                  ------------
CONSUMER DISCRETIONARY (0.9%)
    Eastman Kodak Co.                                2,300,000         100,326
    Kimberly-Clark Corp.                               700,000          45,325
*   Ventiv Health, Inc.                                437,800           6,841
                                                                  ------------
                                                                  $    152,492
                                                                  ------------
CONSUMER STAPLES (0.3%)
    Procter & Gamble Co.                               525,000          37,716
    Longs Drug Stores, Inc.                            637,700          15,636
                                                                  ------------
                                                                  $     53,352
                                                                  ------------
DRUGS & PHARMACEUTICALS (38.0%)
    Pharmacia Corp.                                 19,157,182       1,073,185
    American Home
      Products Corp.                                 9,811,000         579,830
    Pfizer, Inc.                                    12,429,836         561,207
    Merck & Co., Inc.                                6,240,000         512,803
    Abbott Laboratories                              9,854,500         442,073
    Cardinal Health, Inc.                            4,001,072         381,302
    Johnson & Johnson                                4,091,000         380,995
    Eli Lilly & Co.                                  4,220,000         332,536
*   Immunex Corp.                                   10,062,600         308,167
    Schering-Plough Corp.                            5,816,400         293,147
    Bristol-Myers Squibb Co.                         4,544,500         281,259
*   Genzyme Corp.                                    3,027,920         262,104
*(1)Vertex Pharmaceuticals, Inc.                     3,755,400         252,785
    Allergan, Inc.                                   3,044,100         248,855
*(1)AmeriSource Health Corp.                         2,934,480         140,356
*   Gilead Sciences, Inc.                            2,012,481         136,220
*   Amgen, Inc.                                      1,400,500          98,473
*   Forest Laboratories, Inc.                        1,451,000          97,159
*(1)Perrigo Co.                                      5,322,320          53,223
    Mylan Laboratories, Inc.                         1,945,000          45,416
*   Pharmacyclics, Inc.                                738,000          32,703
    Alpharma, Inc. Class A                             748,313          27,688
*   Scios, Inc.                                        491,750          10,696
*   Triangle Pharmaceuticals, Inc.                     564,800           4,342
*   Magainin Pharmaceuticals, Inc.                   1,328,100           4,026

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                        SHARES           (000)
------------------------------------------------------------------------------
*   BioCryst Pharmaceuticals, Inc.               $     151,400    $      1,069
*   Alliance Pharmaceutical Corp.                       92,500             312
                                                                  ------------
                                                                  $  6,561,931
                                                                  ------------
ELECTRONICS--MEDICAL SYSTEMS (0.5%)
*(1)Haemonetics Corp.                                1,983,900          54,954
*   Varian Medical Systems, Inc.                       253,000          16,597
    Datascope Corp.                                    342,100          12,572
*   SpaceLabs Medical, Inc.                            268,100           3,469
                                                                  ------------
                                                                  $     87,592
                                                                  ------------
FINANCIAL SERVICES (0.1%)
    National Data Corp.                                181,800           7,072
*   American Medical Security Group, Inc.              678,000           3,553
                                                                  ------------
                                                                  $     10,625
                                                                  ------------
HEALTH & PERSONAL CARE (3.6%)
 (1)McKesson HBOC, Inc.                             14,209,350         464,219
*   Express Scripts Class A                          1,000,000          92,812
*(1)Syncor International Corp.                       1,629,618          47,361
    Omnicare, Inc.                                   1,000,000          20,450
*   American Retirement Corp.                          637,000           3,026
                                                                  ------------
                                                                  $    627,868
                                                                  ------------
HEALTH CARE FACILITIES (6.6%)
    HCA-The Healthcare Co.                          10,367,620         387,853
    Tenet Healthcare Corp.                           7,835,000         341,763
*   Quest Diagnostics, Inc.                          1,360,000         140,760
*   HEALTHSOUTH Corp.                                8,000,000         119,600
*   Laboratory Corp. of America                        586,840          79,939
*   LifePoint Hospitals, Inc.                        1,041,715          34,246
*   Beverly Enterprises, Inc.                        3,030,000          22,695
*   Triad Hospitals, Inc.                              691,715          19,627
                                                                  ------------
                                                                  $  1,146,483
                                                                  ------------
HEALTH CARE MANAGEMENT SERVICES (7.5%)
    UnitedHealth Group Inc.                          7,020,000         395,998
    IMS Health, Inc.                                 9,047,400         228,175
*   Aetna, Inc.                                      5,850,200         223,653
*(1)Humana, Inc.                                    11,495,000         137,365
*(1)Cerner Corp.                                     1,896,600          91,629
*   WebMD Corp.                                      6,575,600          62,879
*   Quorum Health Group, Inc.                        2,145,000          31,773
*   Wellpoint Health Networks Inc.                     300,000          28,941
*   Health Net, Inc.                                   863,100          18,867
*   Trigon Healthcare, Inc.                            300,000          17,187
*   Universal Health Services Class B                  200,000          16,380
*(1)Sierra Health Services                           2,189,600          11,276
*   Pediatrix Medical Group, Inc.                      414,100           9,524
*   Mid Atlantic Medical Services, Inc.                500,000           8,175
    United Wisconsin Services, Inc.                    678,000           3,661
                                                                  ------------
                                                                  $  1,285,483
                                                                  ------------
MATERIALS & PROCESSING (1.8%)
 (1)Sigma-Aldrich Corp.                              4,786,300         189,657
    Monsanto Co.                                     2,647,800          83,432
    E.I. du Pont de Nemours & Co.                      800,000          34,968
    Delta & Pine Land Co.                              307,300           7,068
                                                                  ------------
                                                                  $    315,125
                                                                  ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (6.6%)
    Becton, Dickinson & Co.                          8,951,800         307,763
 (1)Bausch & Lomb, Inc.                              4,050,000         189,621
*   St. Jude Medical, Inc.                           2,551,300         155,629
    C.R. Bard, Inc.                                  2,137,900          98,857
    Beckman Coulter, Inc.                            2,529,400          95,004
    Biomet, Inc.                                     2,317,950          78,086
*   Boston Scientific Corp.                          3,471,500          58,182
 (1)Owens & Minor, Inc. Holding Co.                  2,412,100          34,614
    DENTSPLY International, Inc.                       961,800          33,242
*   Henry Schein, Inc.                                 721,500          20,969
*   STERIS Corp.                                     1,150,000          20,700
*   PSS World Medical, Inc.                          3,000,000          16,500
*(2)Ventana Medical Systems, Inc.                      614,400          12,403
*   Varian, Inc.                                       253,000          11,401
*(1)Cohesion Technologies, Inc.                        525,800           3,352
*   E-Z-EM, Inc. Class B                               304,344           1,773
*(1)E-Z-EM, Inc. Class A                               219,258           1,277
                                                                  ------------
                                                                  $  1,139,373
                                                                  ------------
MEDICAL SERVICES (0.8%)
*(1)Coventry Health Care Inc.                        3,785,000          68,603
*(1)Covance, Inc.                                    3,160,400          43,455
*(1)PAREXEL International Corp.                      1,570,200          23,847
                                                                  ------------
                                                                  $    135,905
                                                                  ------------
PRODUCER DURABLES (0.2%)
    Pall Corp.                                       1,554,600    $     37,932
                                                                  ------------
TECHNOLOGY (0.2%)
*   IDX Systems Corp.                                1,109,200          27,175
*   DAOU Systems, Inc.                                 513,500             353
                                                                  ------------
                                                                  $     27,528
                                                                  ------------
OTHER (0.6%)
*   Thermo Electron Corp.                            3,300,000    $     97,845
                                                                  ------------
------------------------------------------------------------------------------
TOTAL UNITED STATES                                               $ 12,089,755
------------------------------------------------------------------------------
INTERNATIONAL (20.3%)
------------------------------------------------------------------------------
JAPAN (6.3%)
 (2)Fujisawa Pharmaceutical Co., Ltd.               10,351,000         273,273
 (2)Eisai Co., Ltd.                                  7,006,000         177,733
    Banyu Pharmaceutical Co.                         6,475,000         125,285
 (2)Chugai Pharmaceutical Co., Ltd.                  7,181,000         106,278

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
HEALTH CARE FUND                                        SHARES           (000)
------------------------------------------------------------------------------
    Yamanouchi Pharmaceuticals Co., Ltd.         $   1,980,000    $     72,876
    Takeda Chemical Industries Ltd.                  1,500,000          79,718
    Shionogi & Co., Ltd.                             4,931,000          86,081
    Daiichi Pharmaceutical Co., Ltd.                 2,100,000          51,468
 (2)Tanabe Seiyaku Co., Ltd.                         6,037,000          50,877
    Olympus Optical Co., Ltd.                        2,200,000          34,906
    Sankyo Co., Ltd.                                   850,000          16,995
    Ono Pharmaceutical Co., Ltd.                       228,000           8,804
                                                                  ------------
                                                                  $  1,084,294
                                                                  ------------
SWITZERLAND (3.0%)
    Roche Holding AG                                    27,520         252,596
    Novartis AG (Registered)                           111,747         189,300
    Roche Holding AG (Bearer)                            2,000          22,074
    Serono SA Class B                                   27,175          21,472
*   Syngenta AG                                        234,247          14,106
*(2)Syngenta AG ADR                                    917,843          11,152
*   Givaudan                                             8,000           2,180
                                                                  ------------
                                                                  $    512,880
                                                                  ------------
UNITED KINGDOM (6.6%)
    GlaxoSmithKline PLC ADR                          7,348,881         386,184
    AstraZeneca Group PLC ADR                        7,786,372         345,793
    AstraZeneca Group PLC                            5,331,500         231,515
    Nycomed Amersham PLC                            13,565,820         116,746
    SSL International PLC                            6,400,000          43,482
    Boots Co. PLC                                    2,203,342          19,445
                                                                  ------------
                                                                  $ 1,143,165
                                                                  ------------
OTHER (4.4%)
    Aventis SA ADR                                   2,052,615         162,834
 (2)Bayer AG ADR                                     1,921,500          94,634
    Akzo Nobel NV                                    1,800,000          86,957
    Bayer AG                                         1,728,300          85,647
    Novo Nordisk A/S B Shares                          400,000          79,750
    Aventis SA                                         675,168          53,336
    Gambro AB B Shares                               5,914,580          44,060
    Gambro AB A Shares                               5,593,410          41,374
    Sanofi-Synthelabo SA                               615,004          35,401
 (2)Schering AG                                        640,410          33,529
*(1)Axcan Pharma Inc.                                1,356,900          14,685
    Fresenius Medical Care Pfd. ADR                    645,400           9,778
*   Novozymes A/S                                      400,000           8,673
                                                                  ------------
                                                                  $    750,658
                                                                  ------------
------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                               $  3,490,997
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $9,487,219)                                             $ 15,580,752
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.0%)
------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.4%)
    Federal Home Loan Bank
       5.70%, 6/22/2001                          $      17,800    $     17,455
       5.94%, 5/30/2001                                 50,000          49,177
    Federal Home Loan Mortgage Corp.
       6.20%, 3/29/2001                                172,876         171,477
    Federal National Mortgage Assn.
       5.94%, 6/21/2001                                100,000          98,075
       5.94%, 6/28/2001                                 71,000          69,565
                                                                  ------------
                                                                  $    405,749
                                                                  ------------
COMMERCIAL PAPER (5.7%)
    Associates Corp.
       6.544%, 3/9/2001                                150,000         149,187
    E.I. du Pont de Nemours
       6.523%, 4/12/2001                                50,000          49,484
    General Electric Capital Services
       6.411%, 4/9/2001                                150,000         148,537
       6.70%, 2/20/2001                                160,000         159,540
    General Motors Acceptance Corp.
       6.673%, 2/2/2001                                100,000          99,985
    International Lease Finance
       6.681%, 2/27/2001                                33,000          32,871
       6.694%, 3/7/2001                                 48,000          47,755
    Metlife Funding Inc.
       6.692%, 2/14/2001                                57,396          57,282
       6.703%, 2/16/2001                                76,118          75,943
    Minnesota Mining & Manufacturing Co.
       6.35%, 2/20/2001                                 70,000          69,799
    J.P. Morgan Securities Inc.
       6.694%, 2/2/2001                                100,000          99,985
                                                                  ------------
                                                                  $    990,368
                                                                  ------------
REPURCHASE AGREEMENTS (1.9%)
    J.P. Morgan Securities Inc.
       5.67%, 2/1/2001
       (Dated 1/31/2001, Repurchase
    Value $209,212,000, collateralized
       by U.S. Treasury Notes
       5.625%, 11/30/2002)                             209,179         209,179
    Collateralized by U.S. Government
       Obligations in a Pooled
       Cash Account
       5.70%, 2/1/2001--Note G                         119,416         119,416
                                                                  ------------
                                                                  $    328,595
                                                                  ------------
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $1,722,983)                                             $  1,724,712
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
    (Cost $11,210,202)                                            $ 17,305,464
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------------------------
    Other Assets--Note C                                          $     98,623
    Liabilities--Note G                                               (161,650)
                                                                  -------------
                                                                  $    (63,027)
                                                                  -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 140,137,704 outstanding
    $.001 par value shares of beneficial interest
    (unlimited authorization)                                     $ 17,242,437
===============================================================================

NET ASSET VALUE PER SHARE                                         $     123.04
===============================================================================
   *See Note A in Notes to Financial Statements.
   *Non-income-producing security.
 (1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,983,059,000.
 (2)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.


------------------------------------------------------------------------------
                                                        AMOUNT             PER
                                                         (000)           SHARE
------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
    Paid-in Capital--Note E                      $  10,937,289    $      78.05
    Undistributed Net Investment
       Income--Note E                                    7,999             .06
    Accumulated Net Realized
       Gains--Note E                                   162,116            1.16
    Unrealized Appreciation--Note F
       Investment Securities                         6,095,262           43.49
       Foreign Currencies and
       Forward Currency Contracts                       39,771             .28
------------------------------------------------------------------------------
NET ASSETS                                       $  17,242,437    $     123.04
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period are shown separately.

------------------------------------------------------------------------------
                                                              HEALTH CARE FUND
                                                   YEAR ENDED JANUARY 31, 2001
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                      $   106,751
  Interest                                                             88,523
  Security Lending                                                      1,412
------------------------------------------------------------------------------
    Total Income                                                  $   196,686
------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                      8,801
  The Vanguard Group--Note C
    Management and Administrative                                      37,462
    Marketing and Distribution                                          1,313
  Custodian Fees                                                        1,498
  Auditing Fees                                                            15
  Shareholders' Reports                                                   509
  Trustees' Fees and Expenses                                              21
------------------------------------------------------------------------------
    Total Expenses                                                $    49,619
    Expenses Paid Indirectly--Note D                              $    (2,042)
------------------------------------------------------------------------------
    Net Expenses                                                  $    47,577
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             $   149,109
------------------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold*                                       1,461,635
  Foreign Currencies and Forward Currency Contracts                    12,505
------------------------------------------------------------------------------
REALIZED NET GAIN                                                 $ 1,474,140
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                             3,108,884
  Foreign Currencies and Forward Currency Contracts                    36,448
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  $ 3,145,332
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 4,768,581
==============================================================================
*Dividend income and realized net gain from affiliated companies were $7,506,000 and $115,289,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                           HEALTH CARE FUND
                                                        YEAR ENDED JANUARY 31,
                                                    ---------------------------
                                                           2001           2000
                                                          (000)          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $     149,109   $     96,051
  Realized Net Gain                                   1,474,140      1,181,001
  Change in Unrealized Appreciation (Depreciation)    3,145,332       (221,431)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Operations                                   $   4,768,581   $  1,055,621
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (135,390)      (101,180)
  Realized Capital Gain                              (1,913,673)      (749,950)
-------------------------------------------------------------------------------
    Total Distributions                           $  (2,049,063)  $   (851,130)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              3,238,817      1,663,504
  Issued in Lieu of Cash Distributions                1,949,097        808,980
  Redeemed*                                          (1,391,474)    (1,834,838)
-------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions  $   3,796,440   $    637,646
-------------------------------------------------------------------------------
  Total Increase                                  $   6,515,958   $    842,137
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                               $  10,726,479   $  9,884,342
-------------------------------------------------------------------------------
  End of Year                                     $  17,242,437   $ 10,726,479
===============================================================================

1Shares Issued (Redeemed)
  Issued                                                 27,062         17,173
  Issued in Lieu of Cash Distributions                   16,646          8,699
  Redeemed                                              (12,103)       (18,902)
-------------------------------------------------------------------------------
    Net Increase in Shares Outstanding            $      31,605   $      6,970
===============================================================================
*Net of redemption fees of $1,838,000 and $3,360,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                          HEALTH CARE FUND
                                                                        YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              2001         2000        1999      1998        1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  98.83     $  97.32     $ 74.02  $  60.65   $  52.09
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   1.16          .92         .86       .80        .71
  Net Realized and Unrealized Gain
    (Loss) on Investments                                40.05         8.70       26.36     15.49       9.88
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     41.21         9.62       27.22     16.29      10.59
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (1.07)        (.97)       (.84)     (.78)      (.74)
  Distributions from Realized Capital Gains             (15.93)       (7.14)      (3.08)    (2.14)     (1.29)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (17.00)       (8.11)      (3.92)    (2.92)     (2.03)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $ 123.04     $  98.83     $ 97.32  $  74.02   $  60.65
=============================================================================================================

TOTAL RETURN                                            43.37%       10.57%      37.39%    27.37%     20.65%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $ 17,242     $ 10,726     $ 9,884  $  4,720   $  2,846
  Ratio of Total Expenses to Average Net Assets          0.34%        0.41%       0.36%     0.40%      0.38%
  Ratio of Net Investment Income to Average Net Assets   1.03%        0.92%       1.13%     1.28%      1.41%
  Portfolio Turnover Rate                                  21%          27%         11%       10%         7%
=============================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the fund had contributed capital of $3,507,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.5% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $2,015,000 and $27,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended January 31, 2001, the fund purchased $4,007,495,000 of investment securities and sold $2,754,124,000 of investment securities other than temporary cash investments.

     During the year ended January 31, 2001, the fund realized net foreign currency losses of $265,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly the fund has reclassified $7,668,000 from undistributed net investment income, and $75,974,000 from accumulated net realized gains, to paid-in capital.

F. At January 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,095,262,000, consisting of unrealized gains of $6,256,113,000 on securities that had risen in value since their purchase and $160,851,000 in unrealized losses on securities that had fallen in value since their purchase.

     At January 31, 2001, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                    (000)
                           -----------------------------------------------------
                               CONTRACT AMOUNT
                           ----------------------
                             FOREIGN        U.S.   MARKET VALUE IN    UNREALIZED
CONTRACT SETTLEMENT DATE    CURRENCY     DOLLARS      U.S. DOLLARS  APPRECIATION
--------------------------------------------------------------------------------
DELIVER:
  6/20/2002       JPY   $ 18,600,000   $ 198,189      $    170,709   $    27,480
  7/29/2002       JPY     10,385,000     108,188            95,816        12,372
--------------------------------------------------------------------------------
JPY--Japanese yen.

Unrealized appreciation on open forward currency contracts is required to be treated as realized gain for tax purposes.

     The fund had net unrealized foreign currency losses of $81,000 resulting from the translation of other assets and liabilities at January 31, 2001.

G. The market value of securities on loan to broker/dealers at January 31, 2001, was $113,982,000, for which the fund held cash collateral of $119,416,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Health Care Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (the "Fund") at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR
VANGUARD HEALTH CARE FUND

This information for the fiscal year ended January 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,833,317,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 19.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q520 032001

VANGUARD(R)GOLD AND PRECIOUS METALS FUND

ANNUAL REPORT

[PHOTO OF SHIP]

JANUARY 31, 2001

[THE VANGUARD GROUP(R)LOGO]

SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Gold and Precious Metals Fund earned a return of 0.7% during its 2001 fiscal year, outpacing the returns of its average mutual fund competitor and the broad stock market.

* Precious metals prices were mixed-- gold declined during the year while platinum prices surged.

* The fund plans to make two changes over the next several months: It will ask shareholders to permit the fund's adviser to acquire larger positions in individual companies. In addition, the fund will change its name to Vanguard Precious Metals Fund--a title that better reflects the fund's varied investments.

CONTENTS

 1 Letter from the Chairman

 7 Notice to Shareholders

 8 Report from the Adviser

10 Fund Profile

11 Glossary of Investment Terms

12 Performance Summary

13 Report on After-Tax Returns

14 Financial Statements

21 Report of Independent Accountants

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD GOLD AND PRECIOUS METALS FUND eked out a slightly positive return during its 2001 fiscal year. Though our return was less than 1%, it was enough to outpace both our average peer and our benchmark index--an unmanaged measure of gold-oriented stocks--as well as the broad U.S. stock market.

     The table at right presents our 12-month total return (capital change plus reinvested dividends), along with the returns of our competitive measures. The table also shows the return of the Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market.


2001 TOTAL RETURNS                                     FISCAL YEAR ENDED
                                                              JANUARY 31
------------------------------------------------------------------------
Vanguard Gold and Precious Metals Fund                              0.7%
Average Gold-Oriented Fund*                                        -7.8
Salomon Smith Barney World Equity Gold Index                        0.5
Wilshire 5000 Index                                                -3.5
------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The fund's total return is based on a decrease in net asset value from $7.67 per share on January 31, 2000, to $7.51 per share on January 31, 2001, and is adjusted for dividends totaling $0.20 per share paid from net invest-ment income.

     If you own Vanguard Gold and Precious Metals Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

TWO IMPORTANT CHANGES

Changes in the precious metals markets over the past several years have prompted the fund's board of trustees to propose a change in the fund's status from "diversified" to "nondiversified." If approved by shareholders, the shift would allow the fund's investment adviser to make larger investments in individual companies. As a shareholder, you will soon receive proxy materials that provide more information on the proposed change as well as instructions on how to vote online, by mail, or by telephone. Separately, the fund plans to change its name to Vanguard Precious Metals Fund to better reflect its holdings. The Notice to Shareholders on page 7 provides more details.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 was radically different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the Fed was scrambling to rev up an economic engine that seemed on the verge of stalling. Technology-related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds--the neglected asset class of the previous fiscal year--provided double-digit returns as investors sought refuge from the stock market's volatility.


MARKET BAROMETER                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2001

                                                  ONE        THREE         FIVE
                                                 YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -0.9%        13.2%        18.4%
Russell 2000 Index (Small-caps)                  3.7          7.0         11.5
Wilshire 5000 Index (Entire market)             -3.5         12.0         16.9
MSCI EAFE Index (International)                 -8.1          8.0          7.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     13.8%         6.5%         6.7%
Lehman 10 Year Municipal Bond Index             12.6          5.4          6.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       6.0          5.3          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             3.7%         2.7%         2.5%
--------------------------------------------------------------------------------


     At the start of the fiscal year, the U.S. economy seemed like a juggernaut. In February 2000, the economy entered its record-breaking ninth year of uninterrupted growth. Unemployment hovered around 4.0% for most of the 12 months. But energy costs rose sharply, stoking inflation fears. (Oil prices hit a ten-year high during the year, and industrial natural gas prices rose 34% in January 2001 alone.) The Fed continued the series of short-term interest rate hikes that it started in mid-1999 to cool the economy and counter inflationary pressures, raising its target for the federal funds rate to 6.00% for the first time in more than five years (the target rate peaked at 6.50% in May).

     The Fed's campaign certainly appears to have had a rapid slowing effect on the economy. The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. This was a small fraction of the blistering 8.3% growth pace set during the final quarter of 1999. And the unemployment rate nudged up to 4.2% of the workforce by January 2001. The Fed left short-term interest rates unchanged from May through December as the economy cooled off. But it dramatically reversed course in January, cutting rates twice by a total of 100 basis points (1 percentage point). And Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

A VOLATILE YEAR FOR STOCKS

For stocks, strong gains were recorded early and late in the fiscal year. In between came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq

Composite Index fell -34% in the five weeks after its March peak. Investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth reflected in their lofty share prices, given the slowing economy and rising energy and labor costs. Internet-related stocks, which were the most dependent on rosy scenarios, were among the hardest hit. Numerous dot-coms, unable to generate any operating profits, depleted their start-up money and folded.

     By the fiscal year-end, the Nasdaq had fallen -45% from its high in March 2000, and it posted a -28.9% return for the 12 months. Things were considerably better for the overall stock market, which ended the fiscal year with a -3.5% return, as measured by the Wilshire 5000 Index.

     Not all sectors of the market suffered. When results are sorted by market capitalization, mid-cap stocks generally provided solid 12-month returns (the Russell Midcap Index gained 13.8%), small-cap stocks posted modest gains, and large-caps declined. The disparity in returns was most evident in the split between value stocks (those seen as "cheap" relative to their earnings, book value, dividends, and other measures) and growth stocks (whose prices reflect high expectations for future earnings). The value stocks within the broad-market Russell 3000 Index (comprising the 3,000 largest U.S. stocks) returned 12.2% for the 12 months, compared with a -13.2% return for the index's growth component.

--------------------------------------------------------------------------------
Not all sectors of the stock market suffered.
--------------------------------------------------------------------------------

     Among sectors, stocks within the "other energy" group (such as oil exploration firms) and those in the financial services, consumer staples, and health care groups provided the highest returns. Technology shares posted the lowest results (returning -21.7% within the large-cap-dominated Standard & Poor's 500 Index, for example, and -32.0% within the small-cap Russell 2000 Index). Apart from telecommunications firms, utilities fared well over the 12 months, though California electric utilities faced severe financial problems toward the end of the period because of surging wholesale prices for power.

BOND PRICES SURGE

The bond market was a relative haven for investors compared with the stock market during the fiscal year. Bond prices received a boost, and bond yields fell, in part because of a drop in supplies of U.S. Treasury securities. The federal government's big budget surpluses enabled the Treasury to reduce issuance of new bonds and to buy back some old ones. As prices rose, yields declined, with the 30-year Treasury bond's yield falling 99 basis points to 5.50% and the 10-year note's yield falling 156 basis points to 5.11%. Meanwhile, the 3-month Treasury bill's yield, which tends to slightly lag changes in the Fed's interest rate target, fell 70 basis points to 4.99%.

     Higher-quality corporate bonds also performed well, although price gains were less than those for Treasury securities. The overall U.S. taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned a solid 13.8% for the fiscal year. However, lower-quality bonds lagged badly.

     Overseas  markets  faced many of the same  problems  as those in the United
States: higher energy prices, slowing economic activity, earnings shortfalls, and plunging prices in tech, media, and telecom stocks. The problems in international markets were exacerbated by the strengthening of the U.S. dollar, which diminished returns from foreign securities for U.S. investors.

FISCAL 2001 PERFORMANCE OVERVIEW

For the second consecutive year, Vanguard Gold and Precious Metals Fund outperformed the broad stock market. But while last year's margin was achieved by earning 17.5%, this year's advantage was achieved by earning a barely positive return.

     Our significant performance margin over our average peer, amounting to 8.5 percentage points, resulted primarily from the strong performance of our holdings in platinum-related investments. Many of our peers have bigger stakes in gold-oriented companies. Platinum, which is often used for jewelry, is also found in automobiles--in emission-reducing equipment--and in a wide range of electronic components. Thanks in large part to increasing demand and a limited supply, the price of platinum rose more than 20% during the fiscal year to end the period at about $604 per ounce.

--------------------------------------------------------------------------------
Our significant performance margin over our average peer resulted primarily from the strong performance of our holdings in platinum-related investments.
--------------------------------------------------------------------------------

     The fund's four biggest holdings are platinum-mining companies, each of which performed relatively well during the fiscal year. (See the Report from the Adviser on page 8 for more details on the fund's holdings and its positioning.) Broadening the fund's investments beyond gold-oriented stocks has helped the fund's relative performance, because gold-mining and gold- producing companies have fared poorly over the past decade. Despite several rallies during the past 12 months, the price of gold fell about 7% during the fiscal year to about $270 per troy ounce. Gold prices have embarked on a steeper decline during the early days of the fund's 2002 fiscal year.

     Because a large portion of the world's precious metals are mined overseas, most of the fund's assets are invested in companies based outside the United States. At fiscal year-end, about one-third of the fund's assets were invested in companies based in South Africa, and about 27% in Australian firms. A little over 21% of assets were invested in U.S. companies.

THE RISK OF CONCENTRATION

It's worth emphasizing that investing in a fund that focuses on a specific segment of the stock market entails significant risk. The Gold and Precious Metals Fund is particularly risky because its focus within the precious metals market is very narrow. As of January 31, 2001, the fund owned just 39 stocks. Its ten largest holdings accounted for about 65% of the fund's assets, and its three largest, about 35%. Changing the fund's status to "nondiversified," as proposed, would likely result in slightly more concentration within some positions. Of course, taking risks does not necessarily result in poor returns. In fact, risk is a necessary element of investing. However, all investors--especially those who own sector funds--must understand the amount of risk they are taking.

LONG-TERM PERFORMANCE OVERVIEW

Although our returns over the past decade have been dismal in absolute terms and relative to the broad U.S. stock market, versus our average peer, our results have been excellent. The adjacent table presents the average annual returns for our fund, its average peer, and two unmanaged index benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments in each. As you can see, our fund earned a little more than $1,000 on that $10,000 investment over the past ten years-- a poor performance by any absolute standard, and especially when judged in relation to the huge sum that an investment in the broad U.S. stock market earned during the same period.


TOTAL RETURNS                                                 TEN YEARS ENDED
                                                             JANUARY 31, 2001

                                              AVERAGE          FINAL VALUE OF
                                               ANNUAL               A $10,000
                                               RETURN      INITIAL INVESTMENT
-----------------------------------------------------------------------------
Vanguard Gold and Precious Metals Fund           1.0%              $   11,076
Average Gold-Oriented Fund                      -3.6                    6,934
Salomon Smith Barney World Gold Index            0.8                   10,839
Wilshire 5000 Index                             16.9                   47,525
-----------------------------------------------------------------------------

     That said, the fund is committed to its objective of investing in the precious metals arena, and our goal is to provide long-term returns that outpace those of our average competitor. We have been remarkably successful on this account--a result of our low costs and the stock-picking ability of our investment adviser, M&G Investment Management. However, we acknowledge that being one of the best of a poorly performing group is probably of little comfort to our shareholders.

     The past decade has been a dreary one for gold. The strength of the U.S. dollar has made the metal expensive for buyers in Europe and Asia. In addition, gold's traditional role as an inflation hedge has been of little value because inflation has stayed low.

     We truly appreciate the confidence and trust you have placed in our low-cost approach. Though we offer no predictions about the direction of the overall market--or, for that matter, any particular slice of the market--we are confident that our returns will, over time, surpass those of similar funds. The reason is simple math: The return earned by any mutual fund is reduced by its expenses. Our fund's annualized expense ratio is 0.65%, or $6.50 per $1,000 of assets, versus the 2.21% in expenses (or $22.10 per $1,000 in assets) charged by the average gold-oriented fund, according to data from Lipper Inc. This is a huge advantage that is extremely difficult for other funds to overcome.

IN SUMMARY

The generally disappointing performance provided by stock markets throughout the world during the fiscal year may have been difficult for some investors to endure, but it should have come as no surprise. Down periods in the financial markets can occur at any time and can persist for extended periods.

     Because the timing and duration of market declines--as well as market surges--are nearly impossible to predict, we urge investors to diversify their investments not only across asset classes (stocks, bonds, and short-term investments) but also within asset classes. For those who are willing to shoulder the additional risk--and potential reward--of emphasizing a specific segment of the market, we believe that keeping costs as low as possible is the best route to making sure that you capture as much of the segment's return as possible.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

February 16, 2001

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS:  A PROPOSED CHANGE IN  DIVERSIFICATION
POLICY AND A NEW NAME FOR THE FUND

The board of trustees of Vanguard Gold and Precious Metals Fund recently announced that it would ask shareholders to approve a change in the fund's status to "nondiversified" from "diversified." (The Securities and Exchange Commission, which regulates mutual funds, requires that every fund declare its status.) According to SEC rules, a diversified fund is subject to limits on the proportion of its assets that can be invested in a single company. Specifically, with respect to 75% of its assets, a diversified fund may not purchase more than 10% of an issuer's voting shares or invest more than 5% of its assets in a single issuer's securities. (These limitations apply when a security is purchased; price changes may later cause a position to exceed the limitations.)

     If approved, the change to nondiversified status will provide the fund with more flexibility, allowing it to acquire bigger positions in individual companies. The change will not alter the fund's investment objective or its investment strategies.

     In early March, all fund shareholders will receive proxy materials that provide details about the proposal and include instructions for voting via the Internet, telephone, or mail. Votes are scheduled to be tallied at a shareholder meeting on May 22, 2001.

     Largely because of industry consolidation, the holdings of Vanguard Gold and Precious Metals Fund have become very concentrated. As of January 31, 2001, about two-thirds of the fund's assets were invested in its ten biggest holdings. Because it is classified as diversified, the fund is restricted from acquiring bigger positions in some of these stocks. This means that the fund must search for investments that, in the opinion of the fund's investment adviser, are not as attractive as adding to some of its existing positions. Of course, increasing the concentration of the fund would increase its risk. However, because the fund's investments are already concentrated in a relatively small number of securities, the change is not expected to materially alter the fund's overall risk. If the new policy is approved, the fund's investment adviser will add to the fund's holdings in a specific company only if the adviser believes the potential return justifies the additional risk.

     Separately, the fund's name will change to Vanguard Precious Metals Fund. The name change does not require shareholder approval and is not part of the proxy. The fund's board of trustees believes the change is necessary to better reflect the fact that the fund does not emphasize gold investments, but, rather, is spread among companies that mine and produce other types of precious metals--most significantly, platinum.

     The name change is expected to take effect this summer.

REPORT
 FROM THE ADVISER                                 M&G INVESTMENT MANAGEMENT LTD.

Despite another difficult year for gold prices and gold-mining stocks generally, vanguard gold and precious metals fund earned a return of 0.7% for the fiscal year ended January 31, 2001. This result compared quite favorably with the -7.8% decline of the average gold-oriented mutual fund, and was a bit better than the 0.5% return for the Salomon Smith Barney World Gold Index.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize precious metals stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.
--------------------------------------------------------------------------------

THE GOLD ENVIRONMENT

Although the price of gold bullion remained under pressure for much of the fund's fiscal year, two significant rallies occurred within the period. The first, in early February 2000, followed announcements by several large producers that they would reduce their hedged sales of the metal. The second rally came in June, in response to the slowing U.S. economy and concerns that the dollar would weaken. However, both rallies proved unsustainable, and by January 31, the price of bullion had declined to about $264 per ounce, roughly 7% below its level one year earlier.

     The fiscal year saw an overall decline in demand for gold. Demand declined slightly for jewelry and much more for U.S. gold coins. However, one positive, sustained trend surfaced during the 12 months: the reemergence of consolidation in the gold-mining sector. Goldfields, an Australian company that is the world's third-largest gold producer, announced a merger with Canada's Franco-Nevada Mining. This was quickly followed by an announcement that Newmont Mining, the world's number-two gold producer, would merge with Battle Mountain Gold.

OUR RELATIVE SUCCESSES

The fund's excellent performance in relation to its peers was the result of our higher exposure to platinum producers. Platinum prices have remained buoyant due not only to limited supplies but also to increasing demand from both the automobile industry and the emerging market for fuel cells. The dollar price of platinum appreciated during our fiscal year by 22%, resulting in strong performance by our platinum holdings, including Anglo American Platinum, Impala Platinum, Lonmin, and Stillwater Mining.

     Some diversified mining companies have benefited from investors' rotation toward more defensive holdings in the wake of a collapse in the share prices of telecommunications and technology stocks. This shift in sentiment benefited the fund's holdings in Rio Tinto, in particular. An additional significant contribution to performance came from another diversified metals producer, Ashton Mining, which performed exceptionally well after a takeover offer from Rio Tinto (which has now acquired Ashton). Although the fiscal year was a bad period for gold shares generally, there were some notable exceptions, such as the Australian producers Goldfields, Sons of Gwalia, and Newcrest Mining, which benefited from takeover speculation.

THE FUND'S POSITIONING

The fund made relatively few transactions over the past year. We continued to scale back our exposure to gold companies by trimming our holdings in Franco-Nevada Mining and Newmont Mining. We also reduced our exposure to Anglogold and Freeport-McMoRan Copper & Gold, although these reductions were offset by the addition of shares in Ashanti Goldfields, an African gold producer, and in Meridian Gold, a mid-capitalization U.S. gold-mining company. And we reduced our position in Rio Tinto following its absorption of Ashton Mining. Proceeds from sales were invested in BHP, an Australian diversified mining company, and diamond conglomerate De Beers Centenary, among others. We also added Iluka Resources, a mid-cap Australian diversified mining company, to our holdings.

     The fund continues to focus on good-quality mining companies with a diversified range of interests, as the prospects for such companies are more favorable than those for pure gold producers. Although we are pleased to see the reemergence of consolidation in the gold-mining industry, we believe the performance of gold shares will remain disappointing until producers tackle the problems of excess supply and the overall marketing of gold. We remain extremely positive about the prospects for platinum demand and platinum shares, and retain a high exposure to this area.

Graham E. French, Portfolio Manager

February 7, 2001

FUND PROFILE                                              AS OF JANUARY 31, 2001
 FOR GOLD AND PRECIOUS METALS FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to a broad market index. Key terms are defined on page 11.

-------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         WILSHIRE
                                 FUND        5000
-------------------------------------------------
Number of Stocks                   39       6,590
Median Market Cap               $1.5B      $40.3B
Price/Earnings Ratio            68.2x       30.2x
Price/Book Ratio                 2.7x        4.2x
Return on Equity                 3.4%       22.8%
Earnings Growth Rate            -6.0%       16.5%
Foreign Holdings                78.4%        0.0%
Turnover Rate                     17%         ---
Expense Ratio                   0.65%         ---
-------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Anglo American Platinum Corp. ADR      14.1%
Impala Platinum Holdings Ltd. ADR      12.7
Stillwater Mining Co.                   8.3
Lonmin PLC                              5.5
Aber Diamond Corp.                      4.9
M.I.M. Holdings Ltd.                    4.7
WMC Ltd.                                4.0
Sons of Gwalia Ltd.                     3.9
BHP Ltd.                                3.7
Homestake Mining Co.                    3.4
--------------------------------------------
Top Ten                                65.2%
--------------------------------------------

-------------------------------------
VOLATILITY MEASURES

                             WILSHIRE
                     FUND        5000
-------------------------------------
R-Squared            0.14        1.00
Beta                 0.81        1.00
-------------------------------------

-------------------------------
COUNTRY DIVERSIFICATION
 (% OF TOTAL NET ASSETS)

South Africa              32.4%
Australia                 27.2
United States             21.1
Canada                     9.4
United Kingdom             6.9
Ghana                      0.8
-------------------------------
Subtotal                  97.8%
-------------------------------
Bullion                    0.4
Cash Investments           1.8
-------------------------------
Total                    100.0%
-------------------------------



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                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY
 FOR GOLD AND PRECIOUS METALS FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   JANUARY 31, 1991-JANUARY 31, 2001

                       GOLD AND           SALOMON
                       PRECIOUS      SMITH BARNEY
                         METALS        WORLD GOLD
                           FUND            INDEX*

 1992                     16.7%             10.9%
 1993                    -20.6             -23.3
 1994                     89.2             121.5
 1995                    -19.2             -21.1
 1996                     33.2              34.7
 1997                    -20.5             -14.9
 1998                    -29.8             -31.2
 1999                    -11.1             -19.4
 2000                     17.5              14.2
 2001                      0.7               0.5
--------------------------------------------------------------------------------
*MSCI Gold Mines Index through December 31, 1994; Salomon Smith Barney World Gold Index thereafter.
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                   JANUARY 31, 1991-JANUARY 31, 2001
------------------------------------------------------------------------------------------
                 GOLD AND           AVERAGE     SALOMON SMITH
                 PRECIOUS     GOLD-ORIENTED      BARNEY WORLD         WILSHIRE     S&P 500
             METALS FUND*            FUND**       GOLD INDEX+       5000 INDEX       INDEX

 199101             10000             10000             10000            10000       10000
 199104             10856             10403              9767            11142       11001
 199107             11966             11367             11667            11591       11460
 199110             11809             11058             11244            11990       11690
 199201             11667             10933             11089            12773       12269
 199204             10638              9546              9241            12797       12544
 199207             11271             10850             10143            13124       12925
 199210              9634              9639              8636            13158       12854
 199301              9266              9184              8506            14118       13567
 199304             13003             12421             13212            14139       13703
 199307             16893             16110             18308            14648       14054
 199310             15241             15105             17437            15497       14775
 199401             17536             16533             18844            16009       15314
 199404             16227             14643             16807            15085       14432
 199407             16862             14876             17427            15265       14779
 199410             18418             16178             19251            15886       15346
 199501             14170             12532             14864            15846       15395
 199504             15745             14255             16478            17331       16952
 199507             16619             15206             16646            19251       18638
 199510             15056             13994             15752            19977       19403
 199601             18880             17332             20026            21731       21348
 199604             18866             18616             20263            22905       22074
 199607             16672             16821             17804            22079       21726
 199610             16794             17023             18056            24334       24079
 199701             15008             14911             17040            27027       26972
 199704             14115             13554             16186            26945       27622
 199707             13319             12508             15788            32500       33053
 199710             11479             11376             13363            32021       31811
 199801             10529              9500             11717            33863       34229
 199804             11818             10792             13583            38599       38966
 199807              8790              7866              9462            38038       39427
 199810              9967              8911             10540            36757       38807
 199901              9365              7876              9439            43100       45351
 199904             10911              8924             11666            45208       47469
 199907             10315              7510             10598            45017       47393
 199910             11167              8763             11885            46194       48768
 200001             11002              7518             10779            49234       50043
 200004              8948              6894              9582            50548       52277
 200007              9639              6751              9611            49896       51646
 200010              9610              6328              9265            49938       51738
 200101             11076              6934             10839            47525       49592
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 2001   FINAL VALUE
                                   -------------------------------- OF A $10,000
                                     1 YEAR      5 YEARS    10 YEARS  INVESTMENT
--------------------------------------------------------------------------------
Gold and Precious Metals Fund*        0.67%      -10.12%       1.03%   $  11,076
Average Gold-Oriented Fund**         -7.77       -16.74       -3.60        6,934
Salomon Smith Barney World Gold
 Index+                               0.55       -11.55        0.81       10,839
Wilshire 5000 Index                  -3.47        16.94       16.87       47,525
S&P 500 Index                        -0.90        18.36       17.37       49,592
--------------------------------------------------------------------------------
 *Total  return  figures do not reflect the 1% fee  assessed on  redemptions  of shares held for less than one year.
**Derived from data provided by Lipper Inc.
+MSCI  Gold  Mines  Index  through December 31, 1994; Salomon Smith Barney World
 Gold Index thereafter.
--------------------------------------------------------------------------------

A REPORT
 ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

----------------------------------------------------------------------------------------------------
PRE-TAX AND AFTER-TAX                                                PERIODS ENDED JANUARY 31, 2001*
AVERAGE ANNUAL TOTAL RETURNS
                                              ONE YEAR           FIVE YEARS           TEN YEARS
                                        ------------------------------------------------------------
                                         PRE-TAX AFTER-TAX    PRE-TAX AFTER-TAX    PRE-TAX AFTER-TAX
----------------------------------------------------------------------------------------------------
Vanguard Gold and Precious Metals Fund      0.7%     -0.4%     -10.1%    -10.8%       1.0%      0.3%
Average Specialty Precious Metals Fund**   -8.3      -8.6      -16.4     -16.9       -4.2      -4.7
----------------------------------------------------------------------------------------------------

 *Performance figures do not reflect the fund's transaction fees.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Neither pre-tax nor after-tax returns account for redemption fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 JANUARY 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                        MARKET
GOLD AND PRECIOUS                                                       VALUE*
METALS FUND                                              SHARES          (000)
-------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
-------------------------------------------------------------------------------
AUSTRALIA (27.2%)
   M.I.M. Holdings Ltd.                            $ 28,000,000    $    14,453
   WMC Ltd.                                           3,050,000         12,327
   Sons of Gwalia Ltd.                                3,000,000         12,064
   BHP Ltd.                                           1,100,000         11,386
*  Delta Gold Ltd.                                   10,000,000          6,754
*  Lihir Gold Ltd.                                   20,000,000          6,590
   Iluka Resources Ltd.                               2,550,000          6,021
   Goldfields Ltd.                                    5,163,227          5,160
   Rio Tinto Ltd.                                       300,000          4,845
   Newcrest Mining Ltd.                               1,000,000          2,285
*  Aurora Gold Ltd.                                   9,950,000          1,066
*  Tanami Gold NL                                     5,600,000            400
*  Bougainville Copper Ltd.                           2,000,000            154
*  Star Mining Corp. NL                               5,000,000             17
*  Masmindo Mining Corp. NL                             127,230              6
*  Australian Resources Ltd.                         16,250,000              0
                                                                   -----------
                                                                   $    83,528
                                                                   -----------
CANADA (9.4%)
*  Aber Diamond Corp.                                 1,750,000         14,976
*  Franco-Nevada Mining Corp., Ltd.                     850,000          9,057
   Placer Dome Inc.                                     300,000          2,657
   Barrick Gold Corp.                                   100,000          1,535
*  Geomaque Explorations Ltd.                         3,000,000            559
*  Itemus Inc.                                          100,000             45
   Princess Resources Ltd.                            6,000,000              0
                                                                   -----------
                                                                   $    28,829
                                                                   -----------
GHANA (0.8%)
* Ashanti Goldfields Co., Ltd. GDR                    1,000,000    $     2,550
                                                                   -----------
SOUTH AFRICA (32.4%)
   Anglo American Platinum Corp. ADR                    953,400         43,380
   Impala Platinum Holdings Ltd. ADR                    775,000         39,138
   De Beers Centenary AG ADR                            234,076          7,637
   Harmony Gold Mining Co., Ltd. ADR                  1,100,000          5,156
   Anglogold Ltd. ADR                                   300,000          4,323
                                                                   -----------
                                                                   $    99,634
                                                                   -----------
UNITED KINGDOM (6.9%)
(1)Lonmin PLC                                         1,100,000         16,876
   Rio Tinto PLC                                        250,000          4,354
                                                                   -----------
                                                                   $    21,230
                                                                   -----------
UNITED STATES (21.1%)
*  Stillwater Mining Co.                                650,000         25,480
   Homestake Mining Co.                               2,100,000         10,395
   Barrick Gold Corp.                                   500,000          7,735
   Newmont Mining Corp.                                 500,000          7,725

-------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                         SHARES          (000)
-------------------------------------------------------------------------------
*  Freeport-McMoRan Copper & Gold, Inc. Class A    $    400,000    $     4,416
*  Meridian Gold Co.                                    600,000          3,762
(1)Freeport-McMoRan Copper &
     Gold, Inc. Gold Denomination Shares Pfd.           150,000          2,979
   Royal Gold, Inc.                                     800,000          2,200
*  Crown Resources Corp.                                400,000            132
*  Atlas Minerals Inc.                                   33,333              3
                                                                   -----------
                                                                   $    64,827
                                                                   -----------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $335,712)                                                 $   300,598
-------------------------------------------------------------------------------
PRECIOUS METALS (0.4%)
-------------------------------------------------------------------------------
*  Platinum Bullion (2,009 ounces)                                       1,203
-------------------------------------------------------------------------------
TOTAL PRECIOUS METALS
   (COST $1,212)                                                         1,203
-------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.5%)
-------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.70%, 2/1/2001                                 $      3,652    $     3,652
   5.70%, 2/1/2001--Note G                               16,436         16,436
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $20,088)                                                       20,088
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%)
   (COST $357,012)                                                     321,889
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.7%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                     2,927
Security Lending Collateral Payable to Brokers--Note G                 (16,436)
Other Liabilities                                                         (974)
                                                                   ------------
                                                                   $   (14,483)
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 40,927,545 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                $   307,406
===============================================================================

NET ASSET VALUE PER SHARE                                          $      7.51
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


-------------------------------------------------------------------------------
                                                         AMOUNT            PER
                                                          (000)          SHARE
-------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
Paid-in Capital                                    $    465,376    $     11.37
Undistributed Net Investment Income--Note E               1,158            .03
Accumulated Net Realized Losses--Note E                (124,005)         (3.03)
Unrealized Depreciation--Note F                         (35,123)          (.86)
-------------------------------------------------------------------------------
NET ASSETS                                         $    307,406    $      7.51
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency Gains (Losses) on the translation of other assets and liabilities are shown separately.


------------------------------------------------------------------------------
                                                 GOLD AND PRECIOUS METALS FUND
                                                   YEAR ENDED JANUARY 31, 2001
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                   $       10,095
  Interest                                                                574
  Security lending                                                        147
------------------------------------------------------------------------------
    Total income                                               $       10,816
------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        668
  The Vanguard Group--Note C
    Management and Administrative                                       1,186
    Marketing and Distribution                                             34
    Custodian Fees                                                         37
    Auditing Fees                                                           6
    Shareholders' Reports                                                  36
    Trustees' Fees and Expenses                                             1
------------------------------------------------------------------------------
    Total Expenses                                             $        1,968
    Expenses Paid Indirectly--Note D                           $           (1)
------------------------------------------------------------------------------
    Net Expenses                                               $        1,967
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $        8,849
------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (8,766)
  Foreign Currencies                                                      391
------------------------------------------------------------------------------
REALIZED NET LOSS                                              $       (8,375)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (1,139)
  Foreign Currencies                                                        1
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $       (1,138)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $         (664)
==============================================================================
*Dividends are net of foreign withholding taxes of $198,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                 GOLD AND PRECIOUS METALS FUND
                                                        YEAR ENDED JANUARY 31,
                                             ----------------------------------
                                                          2001            2000
                                                         (000)           (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $      8,849   $       4,810
  Realized Net Loss                                     (8,375)        (21,626)
  Change in Unrealized Appreciation
    (Depreciation)                                      (1,138)         69,958
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                    $       (664)  $      53,142
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           $     (8,252)  $      (4,548)
  Realized Capital Gain                           $         --   $          --
--------------------------------------------------------------------------------
    Total Distributions                           $     (8,252)  $      (4,548)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                60,887         100,273
  Issued in Lieu of Cash Distributions                   7,563           4,175
  Redeemed*                                            (92,655)       (122,334)
--------------------------------------------------------------------------------
    Net Decrease from Capital Share Transactions  $    (24,205)  $     (17,886)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       $    (33,121)  $      30,708
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                               $    340,527   $     309,819
--------------------------------------------------------------------------------
  End of Year                                     $    307,406   $     340,527
================================================================================

1Shares Issued (Redeemed)
  Issued                                                 8,662          13,115
  Issued in Lieu of Cash Distributions                   1,060             522
  Redeemed                                             (13,205)        (16,093)
--------------------------------------------------------------------------------
    Net Decrease in Shares Outstanding            $     (3,483)  $      (2,456)
================================================================================
*Net of redemption fees of $185,000 and $348,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                  GOLD AND PRECIOUS METALS FUND
                                                                        YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR              2001         2000        1999      1998        1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $   7.67     $   6.61     $  7.53  $  10.94   $  14.07
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .22          .11         .10       .14        .13
  Net Realized and Unrealized Gain
    (Loss) on Investments                                 (.18)        1.05        (.93)    (3.42)     (2.98)
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       .04         1.16        (.83)    (3.28)     (2.85)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.20)        (.10)       (.09)     (.13)      (.21)
  Distributions from Realized Capital Gains                 --           --          --        --       (.07)
-------------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.20)        (.10)       (.09)     (.13)      (.28)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $   7.51     $   7.67     $  6.61  $   7.53   $  10.94
=============================================================================================================

TOTAL RETURN                                             0.67%       17.49%     -11.06%   -29.85%    -20.51%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $    307     $    341     $   310  $    327   $    463
  Ratio of Total Expenses to Average Net Assets          0.65%        0.77%       0.77%     0.62%      0.50%
  Ratio of Net Investment Income to Average Net Assets   2.94%        1.42%       1.33%     1.41%      1.07%
  Portfolio Turnover Rate                                  17%          28%         23%       26%        19%
=============================================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Gold and Precious Metals Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2001, the advisory fee represented an effective annual rate of 0.22% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the fund had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2001, custodian fee offset arrangements reduced expenses by $1,000.

E. During the year ended January 31, 2001, the fund purchased $49,628,000 of investment securities and sold $71,966,000 of investment securities other than temporary cash investments.

     During the year ended January 31, 2001, the fund realized net foreign currency gains of $391,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

     At January 31, 2001, the fund had available realized losses of $124,005,000 to offset future net capital gains of $2,873,000 through January 31, 2005, $19,472,000 through January 31, 2006, $67,666,000 through January 31, 2007,
$13,355,000 through January 31, 2008,  $14,323,000 through January 31, 2009, and
$6,316,000 through January 31, 2010.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at January 31, 2001, was $2,153,000.

F. At January 31, 2001, net unrealized depreciation of investment securities for federal income tax purposes was $37,276,000, consisting of unrealized gains of $85,941,000 on securities that had risen in value since their purchase and $123,217,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at January 31, 2001, was $15,525,000, for which the fund held cash collateral of $16,436,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Gold and Precious Metals Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Gold and Precious Metals Fund (the "Fund") at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001


--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION (UNAUDITED) FOR
VANGUARD GOLD AND PRECIOUS METALS FUND

This information for the fiscal year ended January 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on January 31, 2001, are as follows:

-------------------------------------------------------------------
                                        GROSS FOREIGN       FOREIGN
COUNTRY                                     DIVIDENDS           TAX
-------------------------------------------------------------------
Australia                                      0.1004        0.0013
Canada                                         0.0096        0.0011
Ghana                                          0.0063        0.0000
South Africa                                   0.1005        0.0000
United Kingdom                                 0.0234        0.0013
-------------------------------------------------------------------

     The pass-through of foreign tax credit will affect only shareholders as of the dividend record date in December 2000. Shareholders received more detailed information along with their Form 1099-DIV in January 2001.

     For corporate shareholders, 2.8% of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q530 032001